                                                              Rule 497(c)
                                                       Registration No. 33-6418
                                                      1940 Act File No. 811-4946


                           THOMPSON PLUMB FUNDS, INC.
                           1200 JOHN Q. HAMMONS DRIVE
                            MADISON, WISCONSIN 53717
                                 (800) 999-0887
                              www.thompsonplumb.com

                                   PROSPECTUS
                                  APRIL 1, 2002

      THOMPSON PLUMB FUNDS, INC. offers the following no-load mutual funds:

                           Thompson Plumb Growth Fund

                           Thompson Plumb Select Fund

                          Thompson Plumb Balanced Fund

                            Thompson Plumb Bond Fund

       All of the funds are managed by Thompson, Plumb & Associates, Inc.









  The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                               TABLE OF CONTENTS


                                                                                                                       PAGE
                                                                                                                       ----
RISK/RETURN SUMMARY...............................................................................................       3
         Thompson Plumb Growth Fund...............................................................................       3
         Thompson Plumb Select Fund...............................................................................       6
         Thompson Plumb Balanced Fund.............................................................................       7
         Thompson Plumb Bond Fund.................................................................................      11

FEES AND EXPENSES.................................................................................................      14

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS.......................................................................      15
         Growth Fund..............................................................................................      15
         Select Fund..............................................................................................      15
         Balanced Fund............................................................................................      16
         Bond Fund................................................................................................      17
         Risks    ................................................................................................      18
         Other Strategies.........................................................................................      20

MANAGEMENT........................................................................................................      21
         Investment Advisor.......................................................................................      21
         Portfolio Managers.......................................................................................      21

HOW TO BUY SHARES.................................................................................................      22
         General  ................................................................................................      22
         Purchase Procedures......................................................................................      23
         Exchange of Fund Shares..................................................................................      26
         Availability of Money Market Fund........................................................................      27

HOW TO SELL SHARES................................................................................................      28
         General  ................................................................................................      28
         Redemption Procedures....................................................................................      28
         Receiving Redemption Proceeds............................................................................      29
         Other Redemption Information.............................................................................      30

OTHER INFORMATION.................................................................................................      31
         Determination of Net Asset Value.........................................................................      31
         Authorized Broker-Dealers................................................................................      32
         Dividends and Distributions..............................................................................      32
         Taxes    ................................................................................................      32
         Retirement Plans.........................................................................................      33
         Privacy Policy...........................................................................................      33
         Website  ................................................................................................      34

FINANCIAL HIGHLIGHTS..............................................................................................      35

                              RISK/RETURN SUMMARY

    THOMPSON PLUMB GROWTH FUND

         Investment Objective. The Growth Fund seeks a high level of long-term capital appreciation.


         Principal Strategies. The Growth Fund invests primarily in a diversified portfolio of common stocks. Although current income is not its primary objective, the Growth Fund anticipates that capital growth is accompanied by growth through dividend income.

         We invest in common stocks that possess most of the following characteristics:

                  -        Leading market positions
                  - High barriers to entry and other competitive or technological advantages
                  -        High returns on equity and assets
                  -        Good growth prospects
                  -        Strong management
                  -        Relatively low debt burdens

         To achieve a better risk-adjusted return on its equity investments, the Growth Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks and value stocks. We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest wherever we believe opportunity exists.

         Risks. An investment in the Growth Fund is subject to risks, including the possibility that its share price and total return may decline as a result of a decline in the value of its portfolio of common stocks. As a result, loss of money is a risk of investing in the Growth Fund. The common stocks in which the Growth Fund invests fluctuate in value due to changes in the securities markets, general economic conditions and factors that particularly affect the issuers of these stocks and their industries. Our selection of securities for the Growth Fund may not perform as well as we expected when we bought them or as well as the securities markets generally. In addition, we may buy common stocks of companies with small market capitalizations which involve more risk than investments in larger companies because their shares may be subject to greater price fluctuation, and may have less market liquidity.

         The Growth Fund is suitable if you are looking for capital appreciation by investing in a diverse group of stocks, and have a long-term perspective.

         Past Performance. The tables below provide some indication of the risks of investing in the Growth Fund by showing how the Fund's total returns have varied from year to year and how the Fund's average annual total returns compare to a broader measure of market performance. As with all mutual funds, past performance is not an indication of the future.

                                   GROWTH FUND
                           YEAR-BY-YEAR TOTAL RETURNS


                                  [BAR GRAPH]

                1993             1.60%
                1994             0.43%
                1995            30.49%
                1996            33.05%
                1997            32.37%
                1998            18.41%
                1999             6.45%
                2000            25.68%
                2001            19.13%

         The Fund's highest/lowest quarterly results during this period were:

                  Highest:  25.00%  (quarter ended 12/31/98)
                  Lowest:  -14.72%  (quarter ended 9/30/98)

                                   GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                                               LIFE OF FUND
                                               1 YEAR                 5 YEARS                (SINCE 2/10/92)
                                               ------                 -------                ---------------
Return Before Taxes                            19.13%                  20.09%                     16.61%

Return After Taxes on
Distributions                                  16.36%                  16.84%                     14.32%

Return After Taxes on
Distributions and Sale of Fund
Shares                                         12.82%                  15.59%                     13.34%
-------------------------------------------------------------------------------------------------------------

S&P 500 Index(1)
(reflects no deduction for fees,
expenses, or taxes)                           -11.88%                  10.70%                     13.11%

         ------------------------

(1) The S&P 500 Index is an unmanaged index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used benchmark of U.S. equity performance.

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    THOMPSON PLUMB SELECT FUND

         Investment Objective. The Select Fund seeks a high level of long-term capital appreciation.

         Principal Strategies. The Select Fund invests in a select portfolio of companies that we believe are undervalued and have the potential for growth. We invest primarily in common stocks. Under normal circumstances, the Fund will maintain positions in about 20 to 40 companies.

         In selecting investments for the Select Fund, we analyze both the quality of the company and its business and the company's market valuation relative to its intrinsic business value. The Select Fund typically invests in average or higher quality businesses when their shares are trading at significant discounts, typically 25% to 40%, to our estimates of intrinsic values.

         We believe higher quality businesses possess most of the following characteristics:

                  -        Good growth prospects
                  -        Leading market positions
                  -        Consistent operating history
                  -        Capable management
                  - High barriers to entry and other competitive or technological advantages
                  -        Attractive returns on equity and assets
                  -        Relatively low debt burdens

         The intrinsic value of a business is the present value of the cash that can be taken out of it in the future. We estimate a company's intrinsic value through the use of proprietary models based on discounted free cash flow methodologies and "cross-checked" with historical absolute and relative valuation measures.

         The Select Fund may invest in companies of any market capitalization range, but given our investment criteria, the Select Fund may occasionally gravitate toward companies in certain size ranges that are then generally regarded as undervalued.

         We sell positions in companies when their market valuations rise significantly above our estimates of intrinsic business values, long-term economic fundamentals significantly deteriorate, or better opportunities are presented in the marketplace.

         Risks. An investment in the Select Fund is subject to risks, including the possibility that its share price and total return may decline as a result of a decline in the value of its portfolio of common stocks. As a result, loss of money is a risk of investing in the Select Fund. The common stocks in which the Select Fund invests fluctuate in value due to changes in the securities markets, general economic conditions, and factors that particularly affect the issuers of these stocks and their industries. Our value investment style may underperform the growth style of investing and the stock markets generally during periods that favor faster growing companies and "momentum" stocks. Our selection of securities for the Select Fund may not perform as well as we expected when we bought them or as well as the securities markets generally.

         The Select Fund may invest a significant portion of its assets from time to time in relatively few companies or industries. The Select Fund is not "diversified" within the meaning of the Investment Company Act of 1940. A "diversified" fund is one that, with respect to 75% of its total assets, does not invest more than 5% of its total assets in a single company and does not own more than 10% of the outstanding voting securities of any single company. To the extent the Select Fund invests in a small number of companies or industries, the Fund will be subject to the risk that events or developments affecting an individual company or industry will significantly affect the Fund's overall performance. The Select Fund may not invest more than 25% of its net assets in securities of companies within a single industry.

         The Select Fund is suitable if you are looking for capital appreciation by investing in a select group of higher quality companies whose stocks are undervalued, have a long-term perspective, and can accept more volatility than that of larger, more diversified funds.

         Past Performance. No annual performance information is available for the Select Fund because it commenced operations in December 2001.

  THOMPSON PLUMB BALANCED FUND

         Investment Objective. The Balanced Fund seeks a high total return through a combination of capital appreciation and current income.

         Principal Strategies. The Balanced Fund invests in a diversified portfolio of common stocks and fixed income securities. We select securities that, in our judgment, will result in the highest total return consistent with preservation of principal, and we vary the mix of common stocks and bonds from time to time. A major portion of the Balanced Fund's assets is normally invested in common stocks.

         We invest in common stocks that possess most of the following characteristics:

         -        Leading market positions
         - High barriers to entry and other competitive or technological advantages
         -        High returns on equity and assets
         -        Good growth prospects
         -        Strong management
         -        Relatively low debt burdens

         To achieve a better risk-adjusted return on its equity investments, the Balanced Fund invests in many types of stocks, including a blend of large company stocks, small company stocks, growth stocks and value stocks. We believe that holding a diverse group of stocks will provide competitive returns under different market environments, as opposed to more narrow investment styles. Our flexible approach to equity investing enables us to adapt to changing market trends and conditions and to invest wherever we believe opportunity exists.

         We also ordinarily invest at least 25% of the Balanced Fund's assets in fixed income securities. The fixed income securities in which the Fund may invest include corporate notes, bonds and debentures, short-term debt instruments, mortgage-related securities, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), convertible debt securities and preferred stock that is convertible into common stock. The Balanced Fund generally invests in investment grade fixed income securities, although it may invest up to 5% of its total assets in securities rated below investment grade. In establishing what we think is the appropriate mix of equity and fixed income investments for the Balanced Fund, we assess general economic conditions, anticipated future changes in interest rates and the outlook for common stocks generally. The dollar-weighted average portfolio maturity of the fixed income securities held by the Fund will normally not exceed 10 years.

         Risks. An investment in the Balanced Fund is subject to risks, including the possibility that its share price and total return may decline because of a decline in the value of its portfolio of common stocks and fixed income securities. As a result, loss of money is a risk of investing in the Balanced Fund. The common stocks in which the Balanced Fund invests fluctuate in value due to changes in the securities markets, general economic conditions and factors that particularly affect the issuers of these stocks and their industries. In addition, we may buy common stocks of companies with small market capitalizations which involve more risk than investments in larger companies because their shares may be subject to greater price fluctuation, and may have less market liquidity.

         The value of the fixed income securities held by the Balanced Fund is affected primarily by changes in interest rates, average maturities and the investment and credit quality of the securities. Bond prices generally move in the opposite direction of interest rate levels, and movements in interest rates typically have a greater effect on the prices of long-term bonds than those of shorter maturities.

         Our selection of securities for the Balanced Fund may not perform as well as we expected when we bought them or as well as the securities markets generally.

         The Balanced Fund is suitable if you are looking for a mix of stocks and bonds and have a long-term perspective.

         Past Performance. The tables below provide some indication of the risks of investing in the Balanced Fund by showing how the Fund's total returns have varied from year to year and how the Fund's average annual total returns compare to broader measures of market performance. As with all mutual funds, past performance is not an indication of the future.

                                  BALANCED FUND
                           YEAR-BY-YEAR TOTAL RETURNS


                                  [BAR GRAPH]

                1992             2.26%
                1993             4.45%
                1994             1.47%
                1995            20.03%
                1996            23.09%
                1997            22.54%
                1998            16.84%
                1999             8.87%
                2000            10.21%
                2001            11.07%




         The Fund's highest/lowest quarterly results during this 10-year period were:

                  Highest:  19.41%  (quarter ended 12/31/98)
                  Lowest:  -11.15%  (quarter ended 9/30/98)

                                  BALANCED FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                   1 YEAR              5 YEARS              10 YEARS
                                                   ------              -------              --------
Return Before Taxes                                11.07%              13.79%                11.82%

Return After Taxes on Distributions                 8.56%              11.14%                 8.98%

Return After Taxes on Distributions and
Sale of Fund Shares                                 7.86%              10.63%                 8.67%
-----------------------------------------------------------------------------------------------------------
S&P 500 Index (1)
(reflects no deduction for fees, expenses
or taxes)                                         -11.88%              10.70%                12.94%

Lehman Brothers Intermediate Govt./Credit
Index(2)
(reflects no deduction for fees, expenses
or taxes)                                           8.96%               7.10%                 6.81%

Lipper Balanced Fund Average(3)
(reflects no deduction for fees, expenses
or taxes)                                          -5.54%               7.47%                 9.27%

         ------------------------

(1) The S&P 500 Index is an unmanaged index of 500 U.S. stocks chosen for market size, liquidity and industry group representation, and is a widely used benchmark of U.S. equity performance.

(2) The Lehman Brothers Intermediate Government/Credit Index is an index of all investment grade bonds with maturities of more than one year and less than 10 years.

(3) Load-adjusted, equal weighted average performance of all balanced funds measured by Lipper, Inc.

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

  THOMPSON PLUMB BOND FUND

         Investment Objective. The Bond Fund seeks a high level of current income while preserving capital.

         Principal Strategies. The Bond Fund invests primarily in a diversified portfolio of investment-grade debt securities. We normally invest at least 80% of the Bond Fund's total assets in bonds, which include corporate notes, bonds and debentures, short-term debt instruments, mortgage-related securities, U.S. Treasury securities and other debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities). The dollar-weighted average portfolio maturity of the Bond Fund will normally not exceed 10 years. We do not purchase securities with a view to rapid turnover. The Bond Fund may invest up to 10% of its total assets in bonds rated below investment grade.

         Risks. The share price, total return and yield of the Bond Fund will fluctuate depending on changes in the market value and yields of the bonds in the Fund's portfolio. As a result, loss of money is a risk of investing in the Bond Fund. The value of bonds is affected primarily by changes in interest rates, average maturities and the investment and credit quality of the securities. A bond's market value increases or decreases in order to adjust its yield to current interest rate levels. A bond's yield reflects the bond's fixed annual interest as a percentage of its current price. Therefore, bond prices generally move in the opposite direction of interest rates and movements in interest rates typically have a greater effect on prices of longer term bonds than on those with shorter maturities. Changes in prevailing interest rates will also affect the yield on shares of the Bond Fund. Interest rate fluctuations, however, will not affect the income received by the Bond Fund from its existing portfolio of fixed income securities (other than from variable rate securities). The Bond Fund's investments in fixed income securities rated below investment grade will expose the Fund to the risks of issuer default in the payment of principal or interest.

         Our selection of securities for the Bond Fund may not perform as well as we expected when we bought them or as well as the bond markets generally.

         The Bond Fund is suitable if you are looking for current income through investment-grade debt securities.

         Past Performance. The tables below provide some indication of the risks of investing in the Bond Fund by showing how the Fund's total returns have varied from year to year and how the Fund's average annual total returns compare to a broader measure of market performance. As with all mutual funds, past performance is not an indication of the future.

                                    BOND FUND
                           YEAR-BY-YEAR TOTAL RETURNS



                               [BAR GRAPH]




                1993             8.18%
                1994            -2.67%
                1995            14.47%
                1996             1.83%
                1997             7.42%
                1998             8.71%
                1999            -2.82%
                2000             8.27%
                2001            10.14%


         The Fund's highest/lowest quarterly results during this period were:

                  Highest:  5.13%   (quarter ended 9/30/98)
                  Lowest:  -2.47%   (quarter ended 3/31/94)

                                    BOND FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2001)

                                                                                            LIFE OF FUND
                                                   1 YEAR           5 YEARS               (SINCE 2/10/92)
                                                   ------           -------               ---------------
Return Before Taxes                                10.14%            6.24%                     5.86%
Return After Taxes on Distributions                 7.91%            3.94%                     3.74%
Return After Taxes on Distributions and Sale
of Fund Shares                                      6.14%            3.85%                     3.66%
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate
Govt./Credit Index(1)
(reflects no deductions for fees,
expenses or taxes)                                  8.96%            7.10%                     6.93%

         ----------------------------

(1) The Lehman Brothers Intermediate Government/Credit Index is an index of all investment grade bonds with maturities of more than one year and less than 10 years.

         After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

         The Bond Fund's annualized yield for the 30 days ended December 31, 2001 was 3.85%. For current yield information, please call 1-800-999-0887.

                                FEES AND EXPENSES

         This summary describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

         SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT). Because the Funds are no-load funds, you pay no fee or sales charges when you buy, sell or exchange shares. However, you will be charged a fee (currently $15.00) when you have redemption proceeds paid to you by wire transfer. Accounts in a Fund with a balance of less than $2,000 are subject to a $15.00 annual fee.

    ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                          GROWTH            SELECT          BALANCED          BOND
                                                           FUND              FUND             FUND            FUND
                                                           ----              ----             ----            ----
Management Fees                                            0.92%            1.00%             0.83%          0.65%
Distribution (12b-1) Fees                                  None              None             None            None
Other Expenses                                             0.28%            0.60%             0.34%          0.48%
                                                           -----            -----             -----          -----
Total Annual Fund Operating Expenses                       1.20%            1.60%(1)          1.17%          1.13%
Less:  Fee Waiver and/or Expense                          (0.00)%          (0.30)%(2)        (0.00)%        (0.18)%(2)
                                                          -------          -------           -------        -------
Reimbursement
Net Expenses                                               1.20%            1.30%             1.17%          0.95%

------------------------

(1) Annual fund operating expenses for the Select Fund are based on management's estimates of anticipated other expenses of the Fund for the fiscal year ending November 30, 2002. Actual expenses may vary from those indicated.

(2) The Advisor has contractually agreed to waive management fees and/or reimburse expenses incurred by the Select and Bond Funds from April 1, 2002 through March 31, 2003 so that the operating expenses of the Funds do not exceed the following percentages of their respective average daily net assets: Select Fund - 1.30% and Bond Fund - 0.95%.

Example:

         This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem (or sell) all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The assumed return does not represent actual or future performance and your actual costs may be higher or lower. However, based on these assumptions, your costs would be:

                               1 YEAR                 3 YEARS                5 YEARS               10 YEARS
                               ------                 -------                -------               --------
Growth Fund                      $122                   $381                   $660                  $1,455
Select Fund                      $132                   $476                    --                     --
Balanced Fund                    $119                   $372                   $644                  $1,420
Bond Fund                         $97                   $341                   $605                  $1,359



                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS



  GROWTH FUND

         Objective and Principal Strategies. The Growth Fund seeks a high level of long-term capital appreciation. We generally seek to identify investment opportunities in equity securities of companies which we believe have above-average potential for earnings and dividend growth.

         In addition to common stocks, the Growth Fund may invest in convertible preferred and convertible fixed income securities and other corporate debt securities. We generally limit the Growth Fund's purchase of these securities to those which are investment grade, that is, rated in one of the four highest rating categories by Standard & Poor's (S&P) or Moody's Investors Service, Inc. (Moody's), but may invest up to 5% of our assets in fixed-income securities which are rated below investment grade. The Growth Fund may also invest in income producing short-term debt instruments as a reserve for future purchases of securities.

         Risks. The share price and total return of the Growth Fund will increase or decrease depending on changes in the value of the common stocks in its portfolio. See "Risks" below.

  SELECT FUND

         Objective and Principal Strategies. The Select Fund seeks a high level of long-term capital appreciation. The Select Fund invests in a select portfolio of companies we believe are undervalued and have growth potential. We consider both the quality of the company and its market valuation relative to its intrinsic business value. Our investment style of selecting quality, under-valued companies also may serve to control downside risk. We normally maintain a portfolio of common stocks of approximately 20 to 40 companies, which we believe will generate the highest returns of all the companies we consider. We believe that a careful selection of a limited number of companies offers the potential for superior performance over larger, more generalized portfolios. Although current income is not the Select Fund's primary objective, we anticipate that capital appreciation is accompanied by growth through dividend income. The Select Fund may also invest in securities convertible into common stocks, including convertible preferred stocks and convertible bonds.

         Although the Select Fund strives to invest substantially all of its assets in common stocks and convertible securities of companies that are undervalued and have growth potential, the Select Fund is selective in making investments, and it will not always be substantially invested in companies that meet our criteria. Accordingly, the Fund may also invest in other securities, including fixed-income securities such as preferred stocks, bonds and short-term instruments. The Select Fund may invest up to 5% of its total assets in fixed income securities rated below investment grade.

         Risks. The share price and total return of the Select Fund will increase or decrease depending on changes in the value of the common stocks in its portfolio. See "Risks" below.

  BALANCED FUND

         Objective and Principal Strategies. The Balanced Fund seeks a high total return through a combination of capital appreciation and current income. The Fund invests in both common stocks and fixed income securities. We vary the mix of stocks and bonds from time to time, depending on our assessment of economic conditions and investment opportunities. A major portion of the Balanced Fund's assets will normally be invested at all times in common stocks. As of March 1, 2002, approximately 66% of the total assets of the Balanced Fund were invested in common stocks.

         To provide balance, the Fund also invests a significant portion of its assets in fixed income securities such as preferred stocks, corporate notes, bonds and debentures, short-term debt instruments, debt securities issued or guaranteed by the U.S. Government (including its agencies and instrumentalities), convertible debt securities and preferred stock that is convertible into common stock. We invest primarily in debt securities which are investment grade. Investment grade securities are those rated in the four highest rating categories by S&P or Moody's, which means that the issuers of those securities have adequate to extremely strong capacity to pay interest and repay principal. However, the Balanced Fund may invest up to 5% of its assets in fixed income securities rated below investment grade. The corporate debt securities in which the Balanced Fund invests are generally to those issued by established companies. In addition, we ordinarily invest only in non-callable bonds (debt that may not be prepaid by the issuer). This eliminates prepayment risk which would otherwise increase the price sensitivity and volatility of the debt securities in the Fund's portfolio.

         Ordinarily, at least 25% of the total assets of the Balanced Fund are invested in fixed income securities. However, we may invest more of the Fund's assets in fixed income securities if and when we determine, based on our assessment of prevailing market conditions, that fixed income securities provide a more effective means than common stocks of achieving the Fund's investment objective. In determining whether the Balanced Fund should shift its emphasis from common stocks to fixed income securities, we assess anticipated future changes in interest rates and the outlook for common stocks generally.

          The dollar-weighted average portfolio maturity of the fixed income securities held by the Balanced Fund will normally not exceed 10 years. We actively manage the portfolio maturity of the debt securities in the Fund's portfolio, consistent with its investment objective, according to our assessment of the interest rate outlook. During periods of rising interest rates, we will likely attempt to shorten the average maturity of the portfolio to cushion the effect of falling bond prices on the Fund's share price. When interest rates are falling and bond prices are increasing, on the other hand, we will likely seek to lengthen the average maturity.

         Risks. The Balanced Fund's share price and total return will increase or decrease depending on changes in the value of its portfolio of common stocks and fixed income securities. See "Risks" below.

   BOND FUND

         Objective and Principal Strategies. The Bond Fund seeks a higher level of current income, while at the same time preserving investment capital. The Bond Fund invests primarily in a diversified portfolio of investment-grade bonds. Such securities include the following types:

                  - Debt securities of domestic issuers, and of foreign issuers payable in U.S. dollars (corporate debt securities) rated at the time of purchase within the four highest categories by either S&P or Moody's;

                  -        Securities issued or guaranteed by the U.S.
                           Government or its agencies or instrumentalities, including mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, such as GNMA certificates;

                  - Mortgage-related securities issued or guaranteed by private issuers and guarantors rated at the time of purchase within the four highest categories by S&P or Moody's;

                  - Commercial paper rated within the two highest categories for commercial paper or short-term debt securities by either S&P or Moody's at the time of purchase;

                  - Obligations of banks and thrifts whose deposits are insured by the FDIC;

                  - Short-term corporate obligations, including variable rate demand notes if the issuer has commercial paper or short-term debt securities rated within the two highest categories by either S&P or Moody's at the time of purchase.

         Notwithstanding the foregoing, the Bond Fund may invest up to 10% of its total assets in debt securities (including convertible securities) that are rated below investment grade, i.e., below "BBB" by S&P or "Baa" by Moody's. Such securities are considered speculative with regard to the issuer's capacity to pay interest and repay principal.

         Although there are no restrictions on the maturity of securities in which the Bond Fund may invest, it is anticipated that during normal market conditions, the dollar-weighted average portfolio maturity of the Fund will not exceed 10 years. In calculating average maturity, the stated final maturity date of a security is used, unless it is probable that the issuer will shorten the maturity, in which case the date on which it is probable that the issuer will call, refund or redeem the security is used. We actively manage the portfolio maturity of the debt securities in the Fund's portfolio, consistent with its investment objective, according to our assessment of the interest rate outlook. During periods of rising interest rates, we will likely attempt to shorten the average maturity of the portfolio to cushion the effect of falling bond prices on the Fund's share price. When interest rates are falling and bond prices are increasing, on the other hand, we will likely seek to lengthen the average maturity.

         Risks. The share price, yield and total return of the Bond Fund will increase or decrease depending on changes in the value of, and interest rates and yield on, the fixed income securities in the Bond Fund's portfolio. See "Risks" below.

  RISKS

         Common Stocks. The Growth, Select and Balanced Funds invest in common stocks. Common stocks fluctuate in value for various reasons, including changes in the equities markets, general economic or political changes, interest rate changes and factors particularly affecting the issues of stocks and their industries. In addition, we may invest some of the Growth, Select and Balanced Funds' assets in stocks of companies with small market capitalizations (under $1 billion) and which may be traded only in the over-the-counter market. We believe smaller companies are often undervalued in the marketplace and therefore carry a greater potential for capital appreciation. However, stocks of smaller companies are subject to greater price volatility than stocks of large companies and may have less market liquidity.

         We do not purchase smaller company stocks (companies whose market capitalizations are less than $1 billion) for the Growth Fund or Balanced Fund if, at the time of purchase, the aggregate investment in such securities would exceed one-third of the total assets of either Fund. We believe that our policies of issuer and industry diversification, together with strategic investment in short-term debt investments and fixed income securities, can limit the volatility of investments in these smaller companies.

         Value Style. The Select Fund is subject to "style" risk, which is the risk that our holdings of value stocks may underperform growth stocks or the equity markets generally from time to time. Similarly, we will make investment mistakes and discover that certain companies in which we may invest were properly valued and not undervalued as we thought, or that there were reasons they were out of favor in the investment community.

          Select Portfolio; Diversification. The Select Fund maintains a smaller portfolio of stocks than most stock mutual funds. The Select Fund is not "diversified" within the meaning of the Investment Company Act of 1940. As a matter of policy, the Select Fund will not own more than 10% of the outstanding voting securities of any company at time of purchase; however, it may invest more than 5% of its total assets in any one company. The Select Fund's share price and total return may be more volatile than those of other stock funds because its portfolio is relatively limited. Moreover, when the Select Fund invests a significant portion of its assets in any one company, its performance may be dependent on matters particularly affecting that company.

         Industry Risks. From time to time, the Select Fund may invest a significant portion (but less than 25%) of its assets in companies within a single industry or group of related industries. If the Select Fund has significant investments in a single industry or related industries, the Select Fund will be vulnerable to events, developments or conditions affecting those industries.

         Fixed Income Securities. Each Fund may invest in bonds and other fixed-income securities, including convertible securities. The total return realized by a Fund on the fixed income portion of its portfolio consists of the change in the value of the fixed income securities held by the Fund and the income generated by those securities. The value of fixed income securities is affected primarily by changes in interest rates, average maturities, the securities' investment quality and the creditworthiness of the issuer.

         A bond's yield reflects the fixed annual interest as a percentage of its current price. The price (the bond's market value) will increase or decrease in order to adjust the bond's yield to current interest rate levels. Therefore, bond prices generally move in the opposite direction of interest rates. As a result, interest rate fluctuations will affect the net asset value of a Fund that invests in bonds, but will not affect the interest income received by the Fund from its existing portfolio of fixed income securities. However, changes in prevailing interest rates will affect the yield on shares subsequently issued by the Fund. Movements in interest rates also typically have a greater effect on the prices of longer term bonds than on those with shorter maturities.

         The fixed-income securities in which the Funds invest are generally investment grade, meaning that they are rated in one of the four highest rating categories by S&P's or Moody's. However, each of the Growth, Select and Balanced Funds may invest up to 5% of its total assets in fixed-income securities rated below investment grade, and the Bond Fund may invest up to 10% of its assets in fixed income securities rated below investment grade. Non-investment grade securities, commonly referred to as "high-yield/high-risk" or "junk" bonds, are considered speculative with regard to the issuer's capacity to pay interest and repay principal. They are subject to special risks, including possible issuer default or bankruptcy, lack of liquidity and sensitivity to adverse economic events or developments specific to the issuer.

         Securities issued by the U.S. Government, its agencies or instrumentalities may vary in terms of the degree of support afforded by the Government. Some of such securities may be supported by the full faith and credit of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds and GNMA certificates. Some agency securities are supported by the agency's right to borrow from the U.S. Treasury under certain circumstances, such as those issued by the Federal Home Loan Banks, Tennessee Valley Authority or Federal Farm Credit Bank. Still others are supported only by the discretionary authority to purchase the agency's obligations, such as those issued by the Federal National Mortgage Association, or by the credit of the agency that issued them, such as those issued by the Student Loan Marketing Association. Because there is no guarantee that the U.S. Government will provide support to such agencies, such securities may involve risk of loss of principal and interest. Current market prices for U.S. Government securities are not guaranteed and the value of such securities will fluctuate.

         The Bond Fund normally invests at least 80% of its assets in fixed income securities and the Balanced Fund normally invests at least 25% of its assets in fixed income securities. The Select Fund may hold a significant portion of its assets in fixed-income securities and short-term instruments when we believe stocks of companies that meet our criteria are in short supply or when we are otherwise unable to locate an adequate number of such stocks. The Select Fund will generally reduce its holdings of these other securities as more attractive equity investments become available. The Select Fund's holdings of these other securities will make it more difficult for the Select Fund to achieve its objective of a high-level of capital appreciation and limit its ability to participate in market advances and declines.

  OTHER STRATEGIES

         Portfolio Turnover. We generally do not purchase securities for short-term trading. However, when appropriate, we will sell securities without regard to length of time held. A high portfolio turnover rate may increase transaction costs, which would adversely affect Fund performance, and result in increased taxable gains and income to you.

         Change in Investment Objective. Each Fund's investment objective may be changed by the Board of Directors without shareholder approval. However, the Board does not plan to change any Fund's objective.

         The policy of the Bond Fund to invest, under normal circumstances, at least 80% of its total assets in bonds may be changed by the Board upon at least 60 days' prior written notice to the shareholders, which notice will comply with the requirements of Rule 35d-1 under the 1940 Act.

         Temporary Defensive Positions. Each Fund may invest, without limitation, in short-term instruments for defensive purposes in response to adverse market, economic and other conditions that could expose the Fund to a decline in value. Short-term instruments include commercial paper, certificates of deposit, U.S. Treasury bills, variable rate demand notes, repurchase agreements and money market funds. These temporary defensive positions are inconsistent with the Funds' principal investment strategies and make it harder for the Funds to achieve their objectives.

                                   MANAGEMENT

  INVESTMENT ADVISOR

         Thompson Plumb & Associates, Inc. (the Advisor), 1200 John Q. Hammons Drive, Madison, Wisconsin 53717, acts as investment advisor and administrator for the Funds. Since 1984, the Advisor has provided investment advice to individuals and institutional clients with substantial investment portfolios. The Advisor has managed each Fund since its inception. As of March 1, 2002, the Advisor had approximately $1.5 billion in assets under management.

         The Advisor manages the investment of the Funds' assets, provides the Funds with personnel, facilities and administrative services and supervises the Funds' daily business affairs, all subject to the oversight of the Funds' Board of Directors.


         During the fiscal year ended November 30, 2001, the Growth Fund, Balanced Fund and Bond Fund paid management fees to the Advisor of 0.92%, 0.83% and 0.65%, respectively, of such Fund's average daily net assets during that year.

  PORTFOLIO MANAGERS

         Growth Fund. John W. Thompson and John C. Thompson serve as co-portfolio managers for the Growth Fund. John W. Thompson has managed or co-managed the Growth Fund since its inception. Mr. Thompson is the Chairman, Secretary and a Director of Thompson Plumb Funds, Inc. and has been President of the Advisor since co-founding it in June 1984 and its Treasurer since October 1993. Mr. Thompson has a B.S. degree from the University of Wisconsin and an M.B.A. from the Wharton School at the University of Pennsylvania. He is a CFA charterholder.

         John C. Thompson has been actively involved in the management of the Growth Fund since January 1994. He is Vice President of Thompson Plumb Funds, Inc. and has worked in various capacities for the Advisor since 1993. Mr. Thompson received a B.S. degree from the University of Wisconsin and an M.B.A. from the University of Chicago. Mr. Thompson is a CFA charterholder.

         Select Fund. Clint A Oppermann serves as portfolio manager for the Select Fund. He has managed the Select Fund since its inception in December 2001. He had been actively involved in the management of the Growth Fund since joining the Advisor in August 1999 and served as associate portfolio manager of the Growth Fund from March 2001 to March 2002. Mr. Oppermann is Assistant Vice President of Thompson Plumb Funds, Inc., and was named Director of Research in November 2001. Prior to joining the Advisor, he was a portfolio manager at Firstar Investment Research and Management Company from November 1997 to July 1999 and a Consultant for Semradek & Company, Inc. (a site selection and incentives negotiation consulting firm) from August 1995 to October 1997. Mr. Oppermann has B.S. degrees in Economics and Mathematics from the University of Wisconsin and a M.A. in Finance from the Wharton School at the University of Pennsylvania. He is a CFA charterholder.

         Balanced Fund. Thomas G. Plumb serves as portfolio manager for the Balanced Fund, having managed or co-managed the Balanced Fund since its inception. Mr. Plumb is President, Treasurer and a Director of Thompson Plumb Funds, Inc. He has been Vice President of the Advisor since co-founding it in June 1984. Mr. Plumb has a B.B.A. degree from the University of Wisconsin. He is a CFA charterholder.

         David B. Duchow and Timothy R. O'Brien have been associate portfolio managers for the Balanced Fund since March 2002. Mr. Duchow, a CFA charterholder, has been a portfolio manager and investment analyst for the Advisor since 1992 and Assistant Vice President of Thompson Plumb Funds, Inc. since 1997. Mr. Duchow received both a B.B.A. in Finance and Real Estate and an M.B.A. from the University of Wisconsin.

         Mr. O'Brien, a CFA charterholder, has been a portfolio manager and investment analyst for the Advisor since 1997 and Assistant Vice President of Thompson Plumb Funds, Inc. since 1998. Mr. O'Brien received a B.A. from the University of Notre Dame, an M.A. from Webster University and an M.B.A. from the University of Chicago. Mr. O'Brien has been actively involved in the U.S. Air Force and Wisconsin Air National Guard since 1984 and is currently a Lieutenant Colonel and 176th Squadron Commander in the Wisconsin Air National Guard.

         Bond Fund. John W. Thompson serves as portfolio manager for the Bond Fund, having managed or co-managed the Bond Fund since inception. Information about Mr. Thompson is set forth under "Growth Fund" above.

                                HOW TO BUY SHARES

  GENERAL

         You may buy shares of any Fund without a sales charge. The price you pay for the shares will be based on the net asset value per share determined at the end of the business day on which your purchase order is received by Thompson Plumb Funds through U.S. Bancorp Fund Services, LLC, the Funds' transfer agent (Transfer Agent), or received by a broker-dealer authorized by the Funds or its designated intermediary. You need to complete the Account Application and submit it to the Funds in order to purchase Fund shares. The Funds reserve the right to reject any purchase order for any reason. Shares generally may not be purchased by persons residing outside the United States.

         Please call us at 1-800-999-0887 or visit our website at www.thompsonplumb.com if you have any questions about purchasing shares of the Funds.

         The investment minimums for purchases of shares of a Fund are as follows:

         To open an account:                $2,500 ($2,000 for IRAs)

         To add to an account:              $100 ($50 for Automatic Investment
                                            Plan and Automatic Exchange Plan)

  PURCHASE PROCEDURES

         You may buy shares of any Fund in the following ways:

METHOD                                                        STEPS TO FOLLOW
------                                                        ---------------
BY MAIL:                                                      TO OPEN A NEW ACCOUNT:

         Thompson Plumb Funds, Inc.                           1.       Complete the Account Application.
         c/o U.S. Bancorp Fund Services, LLC                  2.       Make your check payable to "Thompson Plumb
         P.O. Box 701                                                  Funds" (note: your purchase must meet the
         Milwaukee, WI 53201-0701                                      applicable minimum). No third party checks,
                                                                       credit cards, credit card checks, cash or
                                                                       money orders will be accepted.
                                                              3.       Send the completed Account Application and
                                                                       check to the applicable address listed to
                                                                       the left (note: $25 charge for checks
                                                                       returned for insufficient funds).


BY PERSONAL DELIVERY/EXPRESS MAIL:                            TO ADD TO AND EXISTING ACCOUNT:
         Thompson Plumb Funds, Inc.                           1.       Complete the Additional Investment form
         c/o U.S. Bancorp Fund Services, LLC                           included with your account statement (or
         615 East Michigan Street                                      write a note with your account number).
         Milwaukee, WI 53202                                  2.       Make your check payable to "Thompson Plumb
                                                                       Funds." No third party checks, credit
                                                                       cards, credit card checks, cash or money
                                                                       orders will be accepted.
                                                              3.       Send the Additional Investment form (or
                                                                       note) and check to the applicable address
                                                                       listed to the left (note: $25 charge for
                                                                       checks returned for insufficient funds).

BY WIRE OR ELECTRONIC FUNDS TRANSFER:                         TO OPEN A NEW ACCOUNT:
Wire To:          U.S. Bank, National Association             1.       Complete and return the Account Application
                  ABA 042000013                                        form to us at the applicable address set
                                                                       forth above.
Credit:           c/o U.S. Bancorp Fund                       2.       Call us at 1-800-999-0887 before making the
                   Services, LLC                                       wire transfer and provide your name, account
                  Account 112-952-137                                  number, address, social security or tax
                                                                       identification number, the amount being
Further Credit:   (Name of Thompson Plumb                              wired, the name of your bank and the name
                  Fund)                                                and phone number of your bank's contact
                  (Account Number)                                     person.
                  (Your Name)                                 3.       Instruct your bank (which must be a member
Note: Amounts sent by wire or electronic funds transfers               of, or have a correspondent relationship
must be received before 3:00 p.m. Central Time in order to             with a member of, the Federal Reserve System
buy shares that day. Also, you are responsible for any                 for wire transfers, or must be an Automated
charges that your bank may impose for effecting the wire or            Clearing House member for electronic funds
electronic funds transfer.                                             transfers) to wire the funds as shown to the
                                                                       left (note: $25 charge for insufficient or
                                                                       unavailable funds or your negligence).

                                                              TO ADD TO AN EXISTING ACCOUNT:

                                                              1.       Follow steps 2 and 3 above, and make sure
                                                                       you give us your correct account number.

AUTOMATIC INVESTMENT PLAN:                                    TO OPEN AN ACCOUNT:

(Note: This plan may be suspended, modified or terminated     Not Applicable.
at any time.)
                                                              TO ADD TO AN EXISTING ACCOUNT:

                                                              1.       Call us at 1-800-999-0887 to obtain an
                                                                       Automatic Investment Plan Application.
                                                              2.       Complete the Automatic Investment
                                                                       Plan Application to authorize the transfer
                                                                       of funds from your bank account, include a
                                                                       voided check with the application and
                                                                       indicate how often (monthly, bimonthly,
                                                                       quarterly or yearly) you wish to make
                                                                       automatic investments.
                                                              3.       Indicate the amount of the automatic
                                                                       investments (must be at least $50 per
                                                                       investment).


                                                              4.       Your bank will deduct the automatic
                                                                       investment amount you have selected from
                                                                       your checking account on the business day of
                                                                       your choosing, and apply that amount to the
                                                                       purchase of fund shares. (Note: you will be
                                                                       charged $25 for any automatic investments
                                                                       that do not clear due to insufficient funds
                                                                       or the closing of your account without
                                                                       notifying us.)

                                                              TO CHANGE OR STOP AN AUTOMATIC
                                                              INVESTMENT PLAN:

                                                              1.       Call us at 1-800-999-0887. We will take
                                                                       your request and give you a confirmation
                                                                       number; or
                                                              2.       Write a letter requesting your change to:

                                                                       Thompson Plumb Funds, Inc.
                                                                       c/o U.S. Bancorp Fund Services, LLC
                                                                       P.O. Box 701
                                                                       Milwaukee, WI 53201-0701

THROUGH BROKER-DEALERS AND OTHER SERVICE PROVIDERS:           You may purchase shares of any Fund through a
                                                              broker-dealer, institution or other service provider,
                                                              who may charge a commission or other transaction
                                                              fee. Certain features of a Fund may not be available
                                                              or may be modified in connection with the program
                                                              offered by your service provider. The service
                                                              provider, rather than you, may be the shareholder of
                                                              record of Fund shares, and may be responsible for
                                                              delivering Fund reports and other communications
                                                              about the Funds to you.

  EXCHANGE OF FUND SHARES

         You may exchange shares of a Fund for shares of another Fund without a fee or sales charge. The exchange of shares can be made by mail by completing an Exchange Application (available from the Funds) or by telephone unless you have declined this option on your Account Application. If you have a joint account, only one joint tenant's authorization is required for a telephone exchange. In making telephone exchanges, you assume the risk for unauthorized transactions. However, we have procedures designed to reasonably assure that the telephone instructions are genuine and will be liable to you if you suffer a loss from our failure to abide by these procedures. The exchange privilege may be modified or terminated at any time.

         The basic rules for exchanges are as follows:

         - You must own shares of a Fund for at least 15 days before you can exchange them for shares of another Fund.

         - Shares being exchanged must have a net asset value of at least $1,000 (except for the Automatic Exchange Plan) but less than $100,000.

         - Immediately following the exchange, the value of your account in the Fund for which shares are exchanged must be at least $2,500 (or $2,000 for IRAs).

         - We reserve the right to limit the number of times you may exchange Fund shares.

         Automatic Exchange Plan. You may also make regular monthly exchanges from one Fund to another through our Automatic Exchange Plan. You may participate by completing the Automatic Exchange Plan Application, which may be obtained from the Funds. You must establish an account for each Fund with at least $2,500 (or $2,000 for IRAs) before you can make automatic exchanges. You determine the amount that will be automatically exchanged (must be at least $50) and the day of each month the exchange will be made.

         Tax Treatment for Exchanges. An exchange of shares from one Fund to another Fund is treated as a sale of the shares being exchanged and any gain on the transaction may be subject to income tax.

  AVAILABILITY OF MONEY MARKET FUND

         If you elect on the Account Application, you may withdraw some or all of your investment in a Fund and reinvest the proceeds the same day in Class A shares of the First American Prime Obligations Fund (formerly, the Firstar Money Market Fund). You may also move that investment back into any of the Funds. Your use of this privilege is subject to the purchase and redemption amounts set forth in the First American Prime Obligations Fund prospectus. There is no charge for this privilege. However, the Funds receive a fee from First American Prime Obligations Fund for certain shareholder support services at the annual rate of 0.20% of the average daily net asset value of the First American Prime Obligations Fund shares that are issued as a result of exchanges of Fund shares. This privilege may be modified or terminated at any time.

                               HOW TO SELL SHARES

  GENERAL

         You may redeem (sell back to the Fund) all or some shares of any Fund at any time by sending a written request to Thompson Plumb Funds. A Redemption Request Form is available from the Funds. The price you receive for the shares will be based on the net asset value per share next determined after the redemption request is received in proper form by the Funds (through the Transfer Agent) or by a broker-dealer authorized by the Funds or its designated intermediary. Please call us at 1-800-999-0887 if you have any questions about redeeming shares of the Funds.

  REDEMPTION PROCEDURES

         You may redeem Fund shares in the following ways:

METHOD                                                        STEPS TO FOLLOW
------                                                        ---------------
BY MAIL:                                                      1.       A written request for redemption (or the
                                                                       Redemption Request form) must be signed
         Thompson Plumb Funds, Inc.                                    exactly as the account is registered and
         c/o U.S. Bancorp Fund Services, LLC                           include the account number and the amount
         P.O. Box 701                                                  to be redeemed.
         Milwaukee, WI 53201-0701                             2.       Send the written redemption request and any
                                                                       certificates for the shares being redeemed
BY PERSONAL DELIVERY/EXPRESS MAIL:                                     to the applicable address listed to the
                                                                       left.
         Thompson Plumb Funds, Inc.
         c/o U.S. Bancorp Fund Services, LLC
         615 East Michigan Street
         Milwaukee, WI 53202
                                                              3.       Signatures may need to be guaranteed. See
                                                                       "Signature Guarantees."

SYSTEMATIC WITHDRAWAL PLANS:                                  You can elect to participate in our Systematic
                                                              Withdrawal Plan by completing the Systematic
                                                              Withdrawal Plan Application which is available from
                                                              the Funds. This plan allows you to arrange for
                                                              automatic withdrawals from your Fund account into a
                                                              pre-authorized bank account. You select the
                                                              schedule for systematic withdrawals, which may be on
                                                              a monthly basis or in certain designated months.
                                                              You also select the amount of each systematic
                                                              withdrawal, subject to a $50 minimum. To begin
                                                              systematic withdrawals, you must have a Fund
                                                              account valued at $10,000 or more.  The Systematic
                                                              Withdrawal Plan may be terminated or modified at any
                                                              time.

BY TELEPHONE:                                                 1.       Call us at 1-800-999-0887.
                                                              2.       Provide your account number and the amount
                                                                       to be redeemed.
                                                              3.       Telephone redemptions are subject to a
                                                                       $25,000 maximum.
                                                              4.       We will send the proceeds from a telephone
                                                                       redemption only to the shareholder of
                                                                       record at the address shown on its records.

                                                              We will accept telephone redemptions unless you indicate
                                                              otherwise on your account application.

                                                              By accepting the telephone redemption option, you
                                                              authorize us to act upon the instruction of any person by
                                                              telephone to redeem shares from your account, and you
                                                              assume some risk for unauthorized transactions. We have
                                                              procedures designated to reasonably assure that the
                                                              telephone instructions are genuine, including recording
                                                              telephone conversations, requesting personal information
                                                              and providing written confirmation of transactions, and we will be liable to you if you suffer a loss from our
                                                              failure to abide by these procedures.

THROUGH BROKER-DEALERS, INSTITUTIONS AND OTHER SERVICE        You may redeem Fund shares through broker-dealers,
PROVIDERS:                                                    institutions and other service providers, who may
                                                              charge a commission or other transaction fee for
                                                              processing the redemption for you.

  RECEIVING REDEMPTION PROCEEDS

         You may request to receive your redemption proceeds by mail or by wire or electronic funds transfer. No redemption will be effective until all necessary documents have been received in proper form by Thompson Plumb Funds (through the Transfer Agent). We will delay sending redemption proceeds for 15 days from their purchase date or until all payments for the shares being redeemed have cleared, whichever occurs first.

METHOD                                                      STEPS TO FOLLOW
------                                                      ---------------
BY MAIL:                                                    We mail checks for redemption proceeds within seven
                                                            days after we receive the request and all necessary
                                                            documents. The check will be mailed to the address on
                                                            your account (unless you request that it be sent to a
                                                            different address which would require a signature
                                                            guarantee). There is no charge for mailing out
                                                            redemption checks. Your redemption checks will be
                                                            mailed unless you expressly request that it be sent by
                                                            wire or electronic fund transfer.

BY WIRE/ELECTRONIC FUNDS TRANSFER:                          At your written request and with a guaranteed
                                                            signature on your redemption request, we will send you
                                                            your redemption proceeds by wire or electronic funds
                                                            transfer to your designated bank account. Redemption
                                                            proceeds sent by wire transfer ordinarily will be made
                                                            the business day immediately after we receive the
                                                            request. Redemption proceeds by electronic fund
                                                            transfer will be made within two or three days after
                                                            we receive the request. You will be charged a fee
                                                            (currently $15) for each wire transfer. There is no
                                                            charge for electronic fund transfers. You will be
                                                            responsible for any charges that your bank may impose
                                                            for receiving wire or electronic fund transfers.

  OTHER REDEMPTION INFORMATION

         Signature Guarantees. For your protection, your signature on a redemption request must be guaranteed by an institution eligible to provide them under federal or state law (such as a bank, savings and loan, or securities broker-dealer) under any of the following circumstances:

                  -        The redemption is for $25,000 or more.

                  - The proceeds are to be sent to someone other than the registered account holder of the shares being redeemed.

                  - The proceeds are to be sent to an address other than the registered address on the account.

                  - If you want to change ownership registration on your account.

                  - If you have requested a change of address within 30 days prior to the redemption request.

                  - If you request that the redemption proceeds be sent by wire or electronic fund transfer.

         Small Accounts. Because of the disproportionately high cost of servicing accounts with low balances, a $15 annual fee will be automatically deducted from each account in a Fund falling below $2,000. The deduction will generally be made in November of each year on accounts that are then below $2,000.

         In addition, we reserve the right to terminate your account in any Fund if, as a result of any transfer, exchange or redemption of shares in the account, the aggregate net asset value per share of the remaining shares in the account falls below $2,000. We will notify you at least 30 days in advance of our intention to terminate the account to allow you an opportunity to restore the account balance to at least $2,000. Upon any such termination, we will send you a check for the proceeds of redemption.

         Suspension of Redemptions. Your right to redeem shares in any Fund and the date of payment by the Fund may be suspended when: (1) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; (2) an emergency makes it impracticable for the Fund to sell its portfolio securities or to determine the fair value of its net assets; or (3) the Securities and Exchange Commission orders or permits the suspension for your protection.

         Excessive Account Activity. Because excessive account transactions can disrupt management of a Fund and increase the Fund's costs to all shareholders, we prohibit any shareholder from making more than three exchanges from one Fund to another Fund, or from making more than three redemptions from a Fund followed by purchases back into the same Fund, in any 12-month period. We also reserve the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange, at any time, for any reason.

                                OTHER INFORMATION

  DETERMINATION OF NET ASSET VALUE

         Each Fund calculates its share price, also called net asset value, for both purchases and sales of shares, as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time), every day the Exchange is open. We determine a Fund's net asset value per share by adding up the total value of the Fund's investments and other assets and subtracting its liabilities, and then dividing that amount by the number of outstanding shares of the Fund. We value each Fund's investments at their market prices (generally the last reported sales price on the exchange where the securities are primarily traded) or, where market quotations are not readily available, at fair value as determined in good faith by the Advisor pursuant to procedures established by the Funds' Board of Directors. We may value debt securities held by a Fund with remaining maturities of 60 days or less on an amortized cost basis.

 AUTHORIZED BROKER-DEALERS

         The Funds have authorized one or more broker-dealers to receive purchase and redemption orders on behalf of the Funds. These broker-dealers may designate other intermediaries to receive such orders. These authorized broker-dealers may charge customers a fee for their services. The Funds will be deemed to have received a customer order when an authorized broker-dealer or its designated intermediary receives the order. Such customer orders will be priced at the relevant Fund's net asset value per share next determined after the orders are received by an authorized broker-dealer or its designated intermediary.

  DIVIDENDS AND DISTRIBUTIONS

         The Growth, Select and Balanced Funds annually (generally within 60 days following their November 30 fiscal year-end) distribute substantially all of their net investment income and any net realized capital gains. The Bond Fund distributes its net investment income quarterly (generally within 60 days following the end of each fiscal quarter) and net realized capital gains annually (generally within 60 days following its November 30 fiscal year-end). All income, dividends and capital gains distributions are automatically reinvested in shares of the relevant Fund at net asset value, without a sales charge, on the payment date, unless you request payment in cash.

         If you elect to receive distributions and dividends by check and the post office cannot deliver the check, or if the check remains uncashed for six months, we reserve the right to reinvest the distribution check in your account at the relevant Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

  TAXES

         Dividends and distributions of income and capital gains are generally taxable when they are paid, whether they are reinvested in additional Fund shares or received in cash, unless you are exempt from taxation or entitled to tax deferral. Income dividends are taxable as ordinary income. Capital gains are taxed at different rates depending on the length of time a Fund holds its assets. You will receive information annually on the federal tax status of the Fund's dividends and capital gains distributions.

         We expect that most of the Growth and Select Funds' distributions will be capital gains, the Balanced Fund's distributions will be a combination of capital gains and ordinary income, and most of the Bond Fund's distributions will be ordinary income, in light of their investment objectives and policies.

         In the Account Application you are asked to certify that your taxpayer identification or social security number is correct and that you are not subject to backup withholding. If you fail to do so, the Funds are required to withhold 31% of your taxable distributions and redemption proceeds.

         The foregoing tax discussion is general. You should consult your own tax advisor for more information and specific advice.

  RETIREMENT PLANS

         The Funds sponsor Individual Retirement Accounts (IRAs) through which you may invest annual IRA contributions and roll-over IRA contributions in shares of any of the Funds. The IRAs available through the Funds include Traditional IRAs, Roth IRAs and Coverdell Education Savings Accounts. U.S. Bank, National Association will serve as custodian for all these types of IRA accounts sponsored by the Funds. U.S. Bank will charge a $12.50 annual maintenance fee for each Traditional IRA, Roth IRA or Coverdell Education Savings Account. Shareholders with two or more IRAs using the same tax ID number will be charged a total of $25.00 annually. Please refer to the IRA Disclosure Statement for a detailed listing of other fees. The Individual Retirement Account Custodial Agreement, the IRA Disclosure Statement and the Custodial Account Application are available from the Funds.

         Purchases and redemptions of shares of any Fund by IRAs and retirement plans are treated in the same manner as any other account. IRAs must meet a minimum initial investment requirement of $2,000 and a minimum subsequent investment requirement of $100. Redemption requests on behalf of IRA owners or retirement plans must indicate whether or not to withhold federal income tax.

         Purchases may also be made by SEP plans (Simplified Employee Benefit
Plan), SIMPLE plans (Savings Incentive Match Plan for Employees of Small Employers) and other retirement plans. Forms of SEP and SIMPLE plans are available from the Funds.

         Because a retirement program involves commitments covering future years, it is important that the investment objectives of the Funds be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. Please consult with your own tax or financial advisor.

  PRIVACY POLICY

         We strongly believe in protecting the confidentiality and security of information we collect about you. This notice describes our privacy policy and describes how we treat the information we receive about you.

         WE DO NOT SELL YOUR PERSONAL INFORMATION TO ANYONE.

         When we evaluate your request for our services, provide investment advice to you and process transactions for your account, you typically provide us with certain personal information necessary for these transactions. We may also use that information to offer you other services we provide which may meet your investment needs.

         The personal information we collect about you may include: your name, address, telephone number, social security or taxpayer identification number, assets, income, account balance, investment activity and accounts at other institutions.

         We treat information about current and former clients and their accounts in a confidential manner. Our employees may access information and provide it to third parties only when completing a transaction at your request or providing our other services to you. We may disclose information to attorneys, accountants, lawyers, securities professionals and others to assist us, or them, in providing services to you. We may also share information with the Thompson Plumb family that perform services on our behalf, such as the companies that print and distribute our mailings or companies that we hire to perform marketing or administrative services. Companies we may hire to provide support services are not allowed to use your personal information for their own purposes. We may make additional disclosures as permitted by law.

         We also maintain physical, electronic, and procedural safeguards to protect information. Employees and our professional service representatives are required to comply with our established information confidentiality provisions.

         Generally, upon your written request, we will make available information for your review. Information collected in connection with, or an anticipation of, any claim or legal proceeding will not be made available. If your personal information with us becomes inaccurate, or if you need to make a change to that information, please contact us at the number shown below so we can update our records.

  WEBSITE

         Visit us online at www.thompsonplumb.com to access the Funds' performance and portfolio characteristics.

         In addition to general information about investing in our Funds, our website offers:

                  -        Daily performance
                  -        Access to account balances
                  -        Portfolio Manager's commentaries
                  -        Current press releases about Thompson Plumb Funds
                  -        Prospectus and applications

                              FINANCIAL HIGHLIGHTS

         The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 fiscal years (which end on November
30). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Report to Shareholders, which is available upon request.

                                                                        Year Ended November 30,
                                                  ------------------------------------------------------------------
                                                      2001          2000        1999          1998          1997
GROWTH FUND

NET ASSET VALUE, BEGINNING OF PERIOD                 $47.75        $41.00      $40.85        $39.36        $32.79

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
     Net investment income (loss)                      0.03        (0.04)      (0.13)        (0.07)        (0.12)
     Net realized and unrealized gains on
     investments                                       8.02          8.35        3.78          4.92          9.16
                                                     ------        ------      ------        ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                  8.05          8.31        3.65          4.85          9.04

LESS DISTRIBUTIONS
------------------
     Distributions from net investment income           --            --          --            --            --
     Distributions from net realized gains           (9.35)        (1.56)      (3.50)        (3.36)        (2.47)
                                                     ------        ------      ------        ------        ------
     TOTAL DISTRIBUTIONS                             (9.35)        (1.56)      (3.50)        (3.36)        (2.47)
NET ASSET VALUE, END OF PERIOD                       $46.45        $47.75      $41.00        $40.85        $39.36
                                                     ======        ======      ======        ======        ======
TOTAL RETURN                                         20.73%        21.14%      10.06%        13.74%        29.90%

RATIOS/SUPPLEMENTAL DATA
------------------------
     Net assets, end of period (millions)            $266.7        $ 78.9      $ 77.9        $ 68.5        $ 45.4
     Ratios to average net assets:
         Ratio of expenses                            1.20%         1.29%       1.32%         1.41%         1.52%
         Ratio of expenses without                    1.20%         1.36%       1.36%         1.41%         1.52%
         reimbursement
         Ratio of net investment income               0.11%       (0.09%)     (0.34%)       (0.19%)       (0.41%)
         (loss)
         Ratio of net investment income               0.11%       (0.16%)     (0.37%)       (0.19%)       (0.41%)
         (loss) without reimbursement
     Portfolio turnover rate                         62.96%        64.10%      79.17%        67.13%        77.66%

                                                                        Year Ended November 30,
                                                  ------------------------------------------------------------------
                                                      2001          2000        1999          1998          1997
BALANCED FUND

NET ASSET VALUE, BEGINNING OF PERIOD                 $19.21         $18.54     $18.16         $18.16        $16.54

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
     Net investment income                             0.26           0.27       0.21           0.19          0.18
     Net realized and unrealized gains on
     investments                                       1.54           1.95       1.44           1.65          3.01
                                                     ------         ------      -----         ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                  1.80           2.22       1.65           1.84          3.19

LESS DISTRIBUTIONS
------------------
    Distributions from net investment income         (0.27)         (0.21)     (0.19)         (0.13)        (0.23)
     Distributions from net realized gains           (2.08)         (1.34)     (1.08)         (1.71)        (1.34)
                                                     ------         ------     ------         ------        ------
     TOTAL DISTRIBUTIONS                             (2.35)         (1.55)     (1.27)         (1.84)        (1.57)
NET ASSET VALUE, END OF PERIOD                       $18.66         $19.21     $18.54         $18.16        $18.16
                                                     ======         ======     ======         ======        ======
TOTAL RETURN                                         10.75%         12.99%      9.79%         11.63%        21.39%

RATIOS/SUPPLEMENTAL DATA
------------------------
     Net assets, end of period (millions)            $ 83.8         $ 60.1     $ 56.3         $ 47.3        $ 36.3
     Ratios to average net assets:
         Ratio of expenses                            1.15%          1.22%      1.25%          1.30%         1.40%
         Ratio of expenses without                    1.17%          1.22%      1.25%          1.30%         1.40%
         reimbursement
         Ratio of net investment income               1.73%          1.42%      1.24%          1.16%         1.04%
         Ratio of net investment income               1.71%          1.42%      1.24%          1.16%         1.04%
         without reimbursement
     Portfolio turnover rate                         58.23%         77.94%     66.64%         83.07%        76.66%

                                                                        Year Ended November 30,
                                                  ------------------------------------------------------------------
                                                      2001          2000        1999          1998          1997
BOND FUND

NET ASSET VALUE, BEGINNING OF PERIOD                 $ 9.99        $10.18      $10.93        $10.54        $10.59

INCOME FROM INVESTMENT OPERATIONS
---------------------------------
     Net investment income                             0.56          0.60        0.59          0.56          0.54
     Net realized and unrealized gains                 0.72        (0.11)      (0.76)          0.39        (0.06)
     (losses) on investments                         ------        ------      ------        ------        ------
     TOTAL FROM INVESTMENT OPERATIONS                  1.28          0.49      (0.17)          0.95          0.48
LESS DISTRIBUTIONS
------------------
     Distributions from net investment income        (0.58)        (0.60)      (0.58)        (0.56)        (0.53)
     Distributions from net realized gains              --         (0.08)         --            --            --
                                                     ------        ------      ------        ------        ------
     TOTAL DISTRIBUTIONS                             (0.58)        (0.68)      (0.58)        (0.56)        (0.53)
NET ASSET VALUE, END OF PERIOD                       $10.69        $ 9.99      $10.18        $10.93        $10.54
                                                     ======        ======      ======        ======        ======
TOTAL RETURN                                         13.20%         5.08%     (1.63%)         9.34%         4.74%
RATIOS/SUPPLEMENTAL DATA
------------------------
     Net assets, end of period (millions)            $ 28.1        $ 21.2      $26.0         $ 32.7        $ 32.1
     Ratios to average net assets:
         Ratio of expenses                            0.94%         0.94%      0.97%          1.04%         1.14%
         Ratio of expenses without                    1.13%         1.16%      1.11%          1.08%         1.14%
         reimbursement
         Ratio of net investment income               5.52%         5.97%      5.41%          5.30%         5.42%
         Ratio of net investment income               5.33%         5.75%      5.27%          5.26%         5.42%
         without reimbursement
     Portfolio turnover rate                          7.26%        15.99%      40.67%        35.09%        52.61%

--------------------------------------------------------------------------------


                             DIRECTORS OF THE FUNDS

                                George H. Austin

                                Mary Ann Deibele

                                  John W. Feldt

                                Donald A. Nichols

                      Thomas G. Plumb, CFA, Vice President
                       Thompson, Plumb & Associates, Inc.

                        John W. Thompson, CFA, President
                       Thompson, Plumb & Associates, Inc.

                              OFFICERS OF THE FUNDS

                              John W. Thompson, CFA
                              Chairman & Secretary

                              Thomas G. Plumb, CFA
                              President & Treasurer

                              John C. Thompson, CFA
                                 Vice President

                              David B. Duchow, CFA
                            Assistant Vice President

                             Timothy R. O'Brien, CFA
                            Assistant Vice President

                             Clint A. Oppermann, CFA
                            Assistant Vice President



                                    CUSTODIAN
                         U.S. Bank, National Association
                            777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202


                               TRANSFER AGENT AND
                            DIVIDEND DISBURSING AGENT
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202


                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                       650 Third Avenue South, Suite 1300
                          Minneapolis, Minnesota 55402


                                  LEGAL COUNSEL
                               Quarles & Brady LLP
                            411 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

                               INVESTMENT ADVISOR
                       Thompson, Plumb & Associates, Inc.
                           1200 John Q. Hammons Drive
                            Madison, Wisconsin 53717
                            Telephone: (608) 831-1300

--------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Thompson Plumb Funds. The SAI is on file with the Securities and Exchange Commission (SEC) and is legally part of this Prospectus. The Funds' annual reports will contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

To obtain a free copy of the SAI, or to ask questions about the Funds, you can contact Thompson Plumb & Associates at the telephone number or address shown above. Information and reports about the Funds (including the SAI) are also available at the SEC's Public Reference Room in Washington, D.C. or on the SEC's website at http://www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090. Copies of such information and reports may be obtained, after paying a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                                           SEC File No. 811-4946

                                                                     Rule 497(c)
                                                        Registration No. 33-6418
                                                      1940 Act File No. 811-4946


                       STATEMENT OF ADDITIONAL INFORMATION
                                  APRIL 1, 2002
                           THOMPSON PLUMB FUNDS, INC.

                           1200 JOHN Q. HAMMONS DRIVE
                            MADISON, WISCONSIN 53717
                            TELEPHONE: (608) 831-1300
                                       (800) 999-0887


         This Statement of Additional Information ("SAI") contains detailed information about the Thompson Plumb Growth Fund (the "Growth Fund"), Thompson Plumb Select Fund (the "Select Fund"), Thompson Plumb Balanced Fund (the "Balanced Fund") and Thompson Plumb Bond Fund (the "Bond Fund"). This SAI is not a prospectus and should be read in conjunction with the Thompson Plumb Funds, Inc. Prospectus (the "Prospectus") dated April 1, 2002. The Prospectus may be obtained by contacting Thompson Plumb Funds, Inc. at the address or one of the telephone numbers listed above.

                                TABLE OF CONTENTS

FUND HISTORY..................................................................2

DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS........................2

INVESTMENT RESTRICTIONS......................................................10

DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS..................12

MANAGEMENT...................................................................13

ADVISORY, ADMINISTRATIVE AND OTHER SERVICES..................................21

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................25

PERFORMANCE DATA.............................................................27

TAXES........................................................................32

CAPITAL STOCK AND OTHER SECURITIES...........................................33

FINANCIAL STATEMENTS.........................................................35

                                  FUND HISTORY

         Thompson Plumb Funds, Inc. (the "Investment Company") is a Wisconsin corporation incorporated in 1986 and registered an open-end, diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Growth Fund, Bond Fund, Balanced Fund and Select Fund are separate series of the Investment Company. The Growth Fund and Bond Fund each commenced operations on February 10, 1992. The Balanced Fund commenced operations on March 16, 1987. The Select Fund commenced operations on December 1, 2001. The investment advisor of the Fund is Thompson, Plumb & Associates, Inc. (the "Advisor").

             DESCRIPTION OF CERTAIN INVESTMENT STRATEGIES AND RISKS

  LENDING PORTFOLIO SECURITIES

         Each Fund may lend its portfolio securities to broker-dealers and financial institutions, such as banks and trust companies, however, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In the event any Fund engages in this activity, Thompson, Plumb & Associates, Inc. (the "Advisor") will monitor the creditworthiness of firms to which the Fund lends its securities. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return which may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan, but would call the loan to permit voting of securities during the existence of the loan if, in the Advisor's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period and (c) expenses of enforcing its rights.

  REPURCHASE AGREEMENTS

         Each Fund may from time to time enter into repurchase agreements, although, absent unforeseen market and economic conditions, no Fund has any present intention to do so. Repurchase agreements involve the sale of securities to a Fund with the concurrent agreement of the seller (a bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time, usually less than one week, but on occasion for a longer period. The Funds may enter into repurchase agreements with broker-dealers who are recognized by the Federal Reserve Bank of New York as primary dealers in U.S. Government securities and with banks. When a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement and, in the case of repurchase agreements exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. If the seller of the repurchase agreement enters a bankruptcy or insolvency proceeding, or if the seller fails to repurchase the underlying security as agreed, a Fund could experience losses that include (a) possible decline in the value of the underlying security during the period that the Fund seeks to enforce its rights with respect thereto, and possible delay in the enforcement of such rights, (b) possible loss of all or a part of the income or proceeds of the repurchase, (c) additional expenses to the Fund in connection with enforcing those rights, and
(d) possible delay in the disposition of the underlying security pending court action or possible loss of rights in such securities. The Advisor intends to cause the Funds to invest in repurchase agreements only when the Advisor determines that the Funds should invest in short-term money market instruments and the rates available on repurchase agreements are favorable as compared to the rates available on other short-term money market instruments or money market mutual funds, circumstances that the Advisor does not anticipate will occur in the near future. The Advisor does not currently intend to invest the assets of any Fund in repurchase agreements if, after doing so, more than 5% of the Fund's net assets would be invested in repurchase agreements.

  WHEN-ISSUED TRANSACTIONS

         A Fund may purchase or sell portfolio securities in when-issued transactions, although, absent unforeseen market and economic conditions, the Funds have no present intention to do so. In such transactions, instruments are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price to the Fund at the time of entering into the transactions. In such transactions, the payment obligations and the interest rate are fixed at the time the buyer enters into the commitment, although no interest accrues to the purchaser prior to settlement of the transaction. Consistent with the requirements of the 1940 Act, securities purchased on a when-issued basis are recorded as an asset (with the purchase price being recorded as a liability) and are subject to changes in value based upon changes in the general level of interest rates. At the time of delivery of the security, the value may be more or less than the transaction price. To the extent that a Fund remains substantially fully invested at the same time that it has entered into such transactions, which all of the Funds would normally expect to do, there will be greater fluctuations in the market value of the Fund's assets than if the Fund set aside cash to satisfy the purchase commitment. However, each Fund will maintain designated liquid assets with a market value, determined daily, at least equal to the amount of commitments for when-issued securities, such assets to be ear-marked specifically for the settlement of such commitments. Each Fund will only make commitments to purchase portfolio securities on a when-issued basis with the intention of actually acquiring the securities, and not for the purpose of investment leverage, but the Funds reserve the right to sell the securities before the settlement date if it is deemed advisable. None of the Funds currently intends to purchase securities in when-issued transactions if, after such purchase, more than 5% of the Fund's net assets would consist of when-issued securities.

  ILLIQUID SECURITIES

         No Fund will invest more than 15% of the value of its net assets in securities which are illiquid, including restricted securities, securities for which there are no readily available market quotations and repurchase agreements providing for settlement in more than seven days after notice. For the purposes of this restriction, the Funds do not consider variable rate demand notes to be restricted securities. See "Variable Rate Demand Notes" below.

  VARIABLE RATE DEMAND NOTES

         The Funds may purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of principal and accrued interest at any time. The investment policy of each Fund is to purchase variable rate demand notes only if, at the time of purchase, the issuer has unsecured debt securities outstanding that are rated within the two highest rating categories by either Standard & Poor's or Moody's Investors Service, Inc.

  MORTGAGE-BACKED SECURITIES

         The Balanced and Bond Funds may invest in mortgage-related securities, which include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. These pools are combined for sale to investors (such as the Balanced and Bond Funds) by various governmental and government-related entities, as well as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other private issuers. Mortgage-related securities generally provide for a "pass-through" of monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of the securities.

         The Government National Mortgage Association ("GNMA") is the principal government guarantor of mortgage-related securities. GNMA is authorized to guaranty, with the full faith and credit of the U.S. Government, timely payment of principal and interest on securities it approves that are backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA securities are described as "modified pass-through" in that they provide a monthly payment of interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. Other government related guarantors of these securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC securities are guaranteed as to payment of principal and interest by those agencies, but are not backed by the full faith and credit of the U.S. Government. With respect to private mortgage-backed securities, timely payment of principal and interest of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that private insurers or guarantors can meet their obligations under such policies.

         Certain mortgage-backed securities purchased by the Balanced and Bond Funds provide for a prepayment privilege and for amortized payments of both interest and principal over the term of the security. The yield on the original investment in such securities applies only to the unpaid principal balance, as the Fund must reinvest the periodic payments of principal at prevailing market interest rates which may be higher or lower then the rate on the original security. In addition, the prepayment privilege may require the Fund to reinvest at lower yields than were received from the original investment. If these instruments are purchased at a premium in the market, and if prepayment occurs, such prepayments will be at par or stated value, which will result in reduced return on such transactions.

         During periods of declining interest rates, prepayment of mortgages from underlying mortgage-backed securities can be expected to accelerate. Accordingly, the Balanced and Bond Fund's ability to maintain positions in high-yielding mortgage-backed securities will be affected by reductions in the principal amount of such securities resulting from such prepayments, and its ability to reinvest the returns of principal at comparable yields will depend on prevailing interest rates at that time. Neither the Balanced Fund nor the Bond Fund currently intends to purchase mortgage-backed securities if, after such purchase, more than 5% of the respective Fund's net assets would consist of mortgage-backed securities.

  REAL ESTATE INVESTMENT TRUSTS

         Each Fund may invest up to 10% of its total assets in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, fluctuations in interest rates and variations in rental income. In addition, the failure of a REIT to qualify as such for tax purposes would have an adverse impact on the value of a Fund's investment in that REIT. To qualify as a REIT, a company is, among other things, required to pay at least 90% of its taxable income to its shareholders every year. Some REITs have relatively small market capitalizations, which could increase their market volatility. REITs tend to be dependent on specialized management skills and may have limited diversification, causing them to be subject to risks inherent in operating and financing a limited number of properties.

  HIGH YIELD DEBT SECURITIES

         Each of the Growth, Select and Balanced Funds may invest up to 5% of its total assets in debt securities (including convertible securities) that are rated below investment grade, i.e., rated below "BBB" by S&P or "Baa" by Moody's and the Bond Fund may invest up to 10% of its assets in debt securities rated below investment grade. Such securities are commonly referred to as "junk bonds" or "high yield/high risk" securities. Non-investment grade securities are regarded to be speculative with regard to the issuer's capacity to pay interest and repay principal. Such securities involve the risk of issuer default or bankruptcy and are more sensitive to economic conditions than higher-rated securities. In addition, the secondary market for such securities may not be as liquid as the market for higher-rated securities.

  CONVERTIBLE SECURITIES

         Each Fund may invest in convertible securities. Convertible securities include any bonds, debentures, notes, preferred stocks or other securities which may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities are hybrid securities that have characteristics of both bonds and stocks. Like bonds, convertible securities pay interest. Convertible securities also offer an investor the right to benefit from the capital appreciation potential in the underlying common stock upon exercise of the conversion feature.

         The value of a convertible security is a function of its 'investment value," which is determined by its yield in comparison with the yields of other securities of comparable quality and maturity that do not have the conversion privilege, and its "conversion value," which is the security's worth if converted into the underlying common stock. Investment value is typically influenced by interest rates and the credit standing of the issuer. If interest rates go up, the investment value of the convertible security will generally go down, and vice versa. Conversion value is determined by the market price of the underlying common stock and generally decreases as the convertible security approaches maturity. As the market price of the underlying common stock goes down, the conversion value will tend to go down as well since the convertible security presents less opportunity for capital appreciation upon conversion.

         Convertible securities are generally more secure than common stock but less secure than non-convertible debt securities such as bonds. Convertible securities are usually subordinate to bonds in terms of payment priority.

  SHORT SALES

         Each Fund may effect short sales of securities. To effect a short sale, a Fund sells a security it does not own and simultaneously borrows the security, usually from a brokerage firm, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at some future date. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium. Each Fund may also make short sales "against the box", i.e., short sales made when the Fund owns securities identical to those sold short.

         A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         No Fund will effect a short sale if, as a result, the aggregate value of all of the Fund's open short positions will exceed 5% of the value of the Fund's net assets. To secure a Fund's obligation to replace any borrowed security, the Fund either will place in a segregated account, or its custodian will segregate on its books and records, an amount of cash or liquid securities at such a level that (i) the amount so segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount so segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.

         The Fund may only engage in short sale transactions in securities listed on one or more national securities exchange or on the Nasdaq Stock Market.

         A Fund will use short sales to limit its exposure to possible declines in the market value of its portfolio securities and to attempt to realize a gain.

  OPTIONS AND FUTURES

         Each Fund may engage in transactions in options and futures contracts. Some options and futures strategies, including selling futures, buying put options and writing call options, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. No Fund will invest in an option or futures contract if, as a result, the sum of the initial margin deposits and premiums paid to establish the Fund's aggregate options and futures positions would exceed 5% of the Fund's net assets.

         Each Fund may purchase or write (sell) listed call options on stocks and stock indices. A call option on a stock gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying stock at a stated price if the option is exercised before a specific date. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. A call option written (sold) by a Fund exposes the Fund during the term of the option to possible loss of an opportunity to realize appreciation in the market price of the underlying stock, or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock.

         Each Fund may purchase or write (sell) listed put options on stocks and indices. A put option on a stock gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying stock at a stated price if the option is exercised before a specific date.

         An option on an index is the same as a stock option except that the option is only settled in cash.

         Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or whenever a Fund has written (sold) a put, the Fund will maintain in a segregated account with its custodian cash or cash equivalents sufficient to cover the exercise price or, with respect to index options, the market value of the open position. The Fund may ultimately sell the option in a closing sale transaction, exercise it or permit it to expire.

         Each Fund may purchase and sell exchange-traded futures contracts on stock indices. A futures contract on an index is an agreement by which one party agrees to accept delivery of, and the other party agrees to make delivery of, an amount of cash equal to the difference between the value of the underlying index at the close of the last trading day of the futures contract and the price at which the contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.

         When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each of the Funds will mark to market all of its open futures positions.

         While a Fund maintains an open futures position, the Fund must maintain with its custodian, in a segregated account, assets with a market value sufficient to cover the Fund's exposure on the position (less the amount of the margin deposit associated with the position). A Fund's exposure on a futures contract is equal to the amount paid for the contract by the Fund.

         Index futures contracts in which a Fund may invest are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month), or in cash. If an offsetting purchase price is less than the origi-nal sale price, the Fund would realize a capital gain, or if it is more, a Fund would realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund would realize a capital gain, or if it is less, the Fund would realize a capital loss. The transaction costs must also be included in these calculations.

         Options and futures contracts can be highly volatile investments. Successful options and futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. There may be an imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock or index that the investment is designed to simulate. Options and futures contracts also involve a high degree of leverage, and a relatively small price movement in an option or futures contract and result in immediate and substantial gain or loss to a Fund. There can be no assurance that a liquid security market will exist for an option or futures contract at any particular time. On volatile trading days when a price fluctuation limit is reached or a trading halt or suspension is imposed, it may be very difficult for a Fund to close out positions or enter into new positions and to value the option or futures contract. If the secondary market is not liquid, it could prevent prompt liquidation of unfavorable positions and potentially require a Fund to continue to hold the position until delivery or expiration.

  INVESTMENTS IN OTHER INVESTMENT COMPANIES

         An investment by a Fund in another investment company may cause the Fund to increase payments of administration and distribution expenses. See "Investment Restrictions" in this Statement of Additional Information.

  DIVERSIFICATION

         The Select Fund is a non-diversified fund. Accordingly, it is not subject to investment restrictions on the percentage of its total assets which may be invested in any issuer, except for the diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code of 1986. The Select Fund is permitted to, and may, from time to time, invest more than 5% of its total assets in any single company, but may own no more than 10% of the outstanding voting securities of a single company. Because the Select Fund is non-diversified, it may be more susceptible than a diversified fund to the risk that adverse developments in the securities markets and events or developments affecting an individual company or industry will have a significant impact on the Select Fund's overall performance.

  INDUSTRY RISKS

         From time to time, a significant portion of the Select Fund's assets may be invested in securities within a single industry or a number of related industries; however, as a fundamental policy, the Select Fund will not investment more than 25% of its net assets in any particular industry. Economic, business or political events or developments that affect particular industries may have a major effect on the overall performance of the Select Fund if a significant portion of its assets is invested in those industries.

  TEMPORARY DEFENSIVE POSITIONS

         Each Fund may invest, without limitation, in short-term investments for temporary defensive purposes in response to adverse market, economic, political or other conditions. Short-term investments include U.S. Treasury bills, certificates of deposit, money market funds, commercial paper, variable rate demand notes and purchase agreements.

  PORTFOLIO TURNOVER

         The portfolio turnover rates for the fiscal years ended November 30, 2000 and 2001 were as follows:

                                                                          2000                    2001
                                                                          ----                    ----
         Thompson Plumb Growth Fund                                       64.10%                  62.96%
         Thompson Plumb Balanced Fund                                     77.94%                  58.23%
         Thompson Plumb Bond Fund                                         15.99%                   7.26%

                             INVESTMENT RESTRICTIONS

         Each Fund has adopted the following investment restrictions, none of which (except as otherwise noted) may be changed without the approval of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund. A Fund may not:

                  (1) Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of the Fund's investments in such industry would exceed 25% of the value of its total assets, provided that there is no limitation with respect to or arising out of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                  (2) Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 5% of its total assets would be invested in the securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

                  (3) Make loans, except through the purchase of debt obligations in accordance with the Fund's investment objective and policies and through repurchase agreements with banks, brokers, dealers and other financial institutions.

                  (4) Issue senior securities in violation of the 1940 Act or borrow money, except (a) as a temporary measure, and then only in amounts not exceeding 5% of the value of the Fund's total assets or (b) from banks, provided that immediately after any such borrowing all borrowings of the Fund do not exceed one-third of the Fund's net assets. The exceptions to this restriction are not for investment leverage purposes but are solely for extraordinary or emergency purposes and to facilitate management of each Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments is deemed to be disadvantageous or not possible. While a Fund has borrowings in excess of 5% of the value of the Fund's total assets outstanding, it will not make any purchases of portfolio instruments. If due to market fluctuations or other reasons the net assets of a Fund fall below 300% of its borrowings, the Fund will promptly reduce its borrowings in accordance with the 1940 Act. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

                  (5) Mortgage or pledge any assets except to secure permitted borrowings, and then only in an amount up to 15% of the value of the Fund's net assets, taken at cost at the time of such borrowings.

                  (6) Purchase or sell real estate or commodities, except that a Fund may purchase and sell (a) securities issued by real estate investment trusts or other companies which invest in or own real estate, and (b) securities secured by interests in real estate, provided in each case that such securities are marketable.

                  (7) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. Subject to certain exceptions, the 1940 Act currently prohibits a Fund from investing more than 5% of its total assets in securities of another investment company, investing more than 10% of its total assets in securities of such investment company and all other investment companies, or purchasing more than 3% of the total outstanding voting stock of another investment company.

                  (8) Purchase more than 10% of the outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control or management.

                  (9) Act as an underwriter of securities issued by others, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the Securities Act of 1933 (if the Fund sells such securities, it may technically be deemed an "underwriter" for purposes of such Act).

         In addition to the foregoing restrictions, the Investment Company's Board of Directors has adopted the following restrictions, which may be changed without shareholder approval. A Fund may not:

                  (a) Purchase securities on margin, but a Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities.

                  (b) Participate on a joint or joint-and-several basis in any securities trading account.

                  (c) Invest more than 15% of its net assets in illiquid securities.

                  (d) Effect any short sale of securities that the Fund does not own if, as a result thereof, the aggregate value of all of the Fund's open short positions would exceed 5% of the Fund's net assets.

                  (e) Purchase an option or futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.

                  The restrictions described above that involve a maximum percentage generally apply when an investment is made and will not be violated as a result of subsequent changes in the values of securities held by the Fund.

           DETERMINATION OF NET ASSET VALUE AND PRICING CONSIDERATIONS

         Shares of the Funds are offered to the public directly by the Investment Company Fund shares are offered and sold without a sales charge at the net asset value per share next determined after the purchase order has been received by the Fund's transfer agent. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange (generally 4:00 P.M. Eastern Time). Net asset value per share is calculated by adding the total fair market value of all securities and other assets of the particular Fund, subtracting the liabilities of the Fund, and dividing the remainder by the number of outstanding shares of the Fund.

         The Funds' net asset value is determined only on the days on which the New York Stock Exchange is open for trading. That Exchange is regularly closed on Saturdays and Sundays and on New Years' Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If one of those holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

         Portfolio securities which are traded on an exchange or in the over-the-counter market are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation. Securities for which there are no transactions on a given day or securities not traded on an exchange or in the over-the-counter market are valued at the average of the most recent bid and asked prices. Debt securities for which market quotations are not readily available may be valued based on information supplied by independent pricing services, including services using matrix pricing formulas and/or independent broker bid quotations. Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the market value of the instrument. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Advisor pursuant to procedures established under the general supervision and responsibility of the Board of Directors of the Investment Company. Expenses and fees, including advisory fees, are accrued daily and taken into account for the purpose of determining net asset value per share.

         Reliable market quotations are not considered to be readily available for many long-term corporate bonds and notes and certain preferred stocks in which the Funds may invest. As authorized by the Board of Directors, these investments are stated at fair market value on the basis of valuations furnished by independent broker bid quotations and/or independent pricing services. Independent pricing services approved by the Board of Direc-tors determine valuations for normal, institutional-sized trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         The Funds intend to pay all redemptions in cash. Redemption proceeds ordinarily will be sent within seven days after receipt of the redemption request and all necessary documents. Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission or that Exchange is closed for other than customary weekend and holiday closing;
(b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

                                   MANAGEMENT

         Under applicable law, all corporate powers are exercised by or under the authority of, and the business and affairs of all of the Thompson Plumb Funds are managed under the direction of, the Board of Directors of the Investment Company. The Advisor is delegated responsibility for the Fund's investment management, and the officers of the Investment Company are delegated responsibility for the Fund's operations.

         Information pertaining to the directors and officers of the Investment Company is set forth below.

                                                   TERM OF
                                  POSITION(S)      OFFICE                                     NUMBER OF
                                   HELD WITH         AND            PRINCIPAL                 THOMPSON             OTHER
                                   THOMPSON       LENGTH OF        OCCUPATION(S)             PLUMB FUNDS       DIRECTORSHIPS
           NAME,                     PLUMB          TIME            DURING PAST               OVERSEEN              HELD
      ADDRESS AND AGE             FUNDS, INC.     Served(1)         FIVE YEARS               BY DIRECTOR        BY DIRECTOR
      ---------------             -----------     ---------         ----------               -----------        -----------
INTERESTED DIRECTORS AND OFFICERS:

George H. Austin(2)                Director       Since 1994   Retired since July 2001;           4                  None
302 Glacier Drive                                              Director of Research and
Madison, WI 53705                                              Portfolio Manager of the
Birth date: 5/29/30                                            Advisor from March 1994
                                                               to July 2001; Director of
                                                               Investments of the
                                                               Wisconsin Alumni Research
                                                               Foundation from 1976 to
                                                               1994; a Chartered
                                                               Financial Analyst.

                                                 TERM OF
                               POSITION(S)       OFFICE                                      NUMBER OF
                                HELD WITH          AND            PRINCIPAL                  THOMPSON              OTHER
                                THOMPSON        LENGTH OF        OCCUPATION(S)              PLUMB FUNDS        DIRECTORSHIPS
           NAME,                  PLUMB           TIME            DURING PAST                OVERSEEN               HELD
      ADDRESS AND AGE          FUNDS, INC.      Served(1)         FIVE YEARS                BY DIRECTOR         BY DIRECTOR
      ---------------          -----------      ---------         ----------                -----------         -----------
Thomas G. Plumb(3)            Director,          Since 1987    Vice President of the              4                  None
1200 John Q.                  President and                    Advisor since co-founding
  Hammons Drive               Treasurer                        it in June 1984; Chief
Madison, WI 53717                                              Operating Officer and
Birth date: 7/29/52                                            Treasurer of Thompson
                                                               Plumb Trust Company since
                                                               2001; formerly, Vice
                                                               President of Firstar Bank
                                                               Madison, N.A., Investment
                                                               Management Division, from
                                                               December 1983 to June 1984
                                                               and various officer and
                                                               other management
                                                               responsibilities at Firstar
                                                               Bank Madison, N.A. from
                                                               November 1979 to December
                                                               1983; a Chartered Financial
                                                               Analyst.

John W. Thompson(3)(4)        Director,          Since 1987    President of the Advisor           4                  None
1200 John Q.                  Chairman and                     since co-founding it in
  Hammons Drive               Secretary                        June 1984; Treasurer of
Madison, WI 53717                                              the Advisor since October
Birth date: 7/26/43                                            1993; Chief Executive
                                                               Officer and Secretary of
                                                               Thompson Plumb Trust
                                                               Company since 2001;
                                                               formerly, First Vice
                                                               President and Division
                                                               Manager of the Investment
                                                               Management Division of
                                                               Firstar Bank Madison, N.A.
                                                               from September 1979 until
                                                               June 1984; a Chartered
                                                               Financial Analyst.

                                                 TERM OF
                               POSITION(S)       OFFICE                                      NUMBER OF
                                HELD WITH          AND            PRINCIPAL                  THOMPSON              OTHER
                                THOMPSON        LENGTH OF        OCCUPATION(S)              PLUMB FUNDS        DIRECTORSHIPS
           NAME,                  PLUMB           TIME            DURING PAST                OVERSEEN               HELD
      ADDRESS AND AGE          FUNDS, INC.      Served(1)         FIVE YEARS                BY DIRECTOR         BY DIRECTOR
      ---------------          -----------      ---------         ----------                -----------         -----------
David B. Duchow                Assistant Vice    Since 1996    Portfolio Manager of the          N/A                  N/A
1200 John Q.                      President                    Advisor  since December
  Hammons Drive                                                1996; formerly, Associate
Madison, WI 53717                                              Portfolio Manager of the
Birth date: 1/31/68                                            Advisor from January 1994
                                                               to December 1996; Investment
                                                               Analyst of the Advisor since
                                                               September 1993; Trust
                                                               Officer of Thompson Plumb
                                                               Trust Company since 2001;
                                                               Marketing Representative
                                                               for the Prudential Co.
                                                               from December 1991 to
                                                               September 1992; a Chartered
                                                               Financial Analyst.

Timothy R. O'Brien             Assistant Vice    Since 1998    Portfolio Manager of the          N/A                  N/A
1200 John Q.                      President                    Advisor since October
  Hammons Drive                                                1998; Investment Analyst
Madison, WI 53717                                              of the Advisor since
Birth date: 6/8/59                                             October 1997; Lieutenant
                                                               Colonel in the Wisconsin
                                                               Air National Guard; Adjunct
                                                               Professor at Upper Iowa
                                                               University since 1995; a
                                                               Chartered Financial Analyst.

                                                 TERM OF
                               POSITION(S)       OFFICE                                      NUMBER OF
                                HELD WITH          AND            PRINCIPAL                  THOMPSON              OTHER
                                THOMPSON        LENGTH OF        OCCUPATION(S)              PLUMB FUNDS        DIRECTORSHIPS
           NAME,                  PLUMB           TIME            DURING PAST                OVERSEEN               HELD
      ADDRESS AND AGE          FUNDS, INC.      Served(1)         FIVE YEARS                BY DIRECTOR         BY DIRECTOR
      ---------------          -----------      ---------         ----------                -----------         -----------
Clint A. Oppermann             Assistant Vice    Since 1999    Director of Research of           N/A                  N/A
1200 John Q.                      President                    the Advisor since
  Hammons Drive                                                November 2001; Portfolio
Madison, WI 53717                                              Manager of the Advisor
Birth date: 8/9/70                                             since August 1999;
                                                               Portfolio Manager of
                                                               Firstar Investment
                                                               Research & Management
                                                               Company, L.L.C. from 1997
                                                               to August 1999; Site
                                                               Selection Consultant for
                                                               Semradek & Co. from 1995
                                                               to 1997; a Chartered
                                                               Financial Analyst.

John C. Thompson(3)(4)         Vice President    Since 1996    Portfolio Manager of the          N/A                  N/A
1200 John Q.                                                   Advisor since December
  Hammons Drive                                                1996; Associate Portfolio
Madison, WI 53717                                              Manager of the Advisor
Birth date: 10/28/68                                           from January 1994 to
                                                               December 1996; Investment
                                                               Analyst for the Advisor
                                                               since March 1993; a
                                                               Chartered Financial
                                                               Analyst.

INDEPENDENT DIRECTORS:

Mary Ann Deibele                  Director       Since 1994    Retired since September            4                  None
20029 Reichardt Road                                           1994; prior thereto,
Kiel, WI 53042                                                 Director and member of
Birth date: 3/5/36                                             the executive committee
                                                               of Household Utilities,
                                                               Inc. (a high tech sheet
                                                               metal fabricating
                                                               facility).

                                                 TERM OF
                               POSITION(S)       OFFICE                                      NUMBER OF
                                HELD WITH          AND            PRINCIPAL                  THOMPSON              OTHER
                                THOMPSON        LENGTH OF        OCCUPATION(S)              PLUMB FUNDS        DIRECTORSHIPS
           NAME,                  PLUMB           TIME            DURING PAST                OVERSEEN               HELD
      ADDRESS AND AGE          FUNDS, INC.      Served(1)         FIVE YEARS                BY DIRECTOR         BY DIRECTOR
      ---------------          -----------      ---------         ----------                -----------         -----------
John W. Feldt                     Director       Since 1987    Senior Vice President of           4          Baird Funds, Inc.
150 East Gilman St.                                            Finance of the University                     (7 funds)
Madison, WI 53703                                              of Wisconsin Foundation
Birth date: 5/2/42                                             since 1984; prior
                                                               thereto, Vice President
                                                               of Finance for the
                                                               University of Wisconsin
                                                               Foundation.

Donald A. Nichols                 Director       Since 1987    Professor of Economics at          4                  None
1180 Observatory Dr.                                           the University of
Madison, WI 53706                                              Wisconsin since 1966;
Birth date: 12/20/40                                           Chairman, Department of
                                                               Economics from 1983 to 1986
                                                               and from 1988 to 1990;
                                                               Economic Consultant.

--------------------------------

(1) Officers of the Investment Company serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Investment Company serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders as and when required under the 1940 Act.

(2) George H. Austin is an "interested person" of the Investment Company by virtue of his former position with the Advisor.

(3) Thomas G. Plumb and John W. Thompson are "interested persons" of the Investment Company by virtue of their positions with the Investment Company and the Advisor.

(4) John C. Thompson, Vice President of the Investment Company, is the son of John W. Thompson, Chairman, Secretary and Director of the Investment Company.

BOARD COMMITTEES

         The Board of Directors of the Investment Company has an audit committee and a nominating committee. The audit committee consults with the independent auditors for the Thompson Plumb Funds on matters pertaining to their audits of the Thompson Plumb Funds' annual financial statements. The audit committee consists of Mary Ann Deibele, John W. Feldt and Donald A. Nichols, none of whom is an "interested" person of the Investment Company. The audit committee met one time during the fiscal year ended November 30, 2001.

         The nominating committee considers and recommends nominees for directors to the Board to fill vacancies and for election and re-election as and when required. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nominations of directors who are not "interested persons" of the Investment Company must be made and approved by the nominating committee. The nominating committee consists of Mary Ann Deibele, John W. Feldt and Donald A. Nichols. The nominating committee did not meet during the fiscal year ended November 30, 2001.

DIRECTOR COMPENSATION

         Directors and officers of the Investment Company who are officers, directors, employees or shareholders of the Advisor do not receive any remuneration from the Thompson Plumb Funds for serving as directors or officers. Those directors who are not so affiliated with the Advisor received $12,750 in fiscal year 2001, as set forth in the table below.

                                                                            ESTIMATED
                                 AGGREGATE             PENSION OR             ANNUAL            TOTAL COMPENSATION
                                COMPENSATION           RETIREMENT         BENEFITS UPON           FROM INVESTMENT
DIRECTOR                       FROM EACH FUND           BENEFITS            RETIREMENT           COMPANY COMPLEX(1)
--------                       --------------           --------            ----------           ------------------
Mary Ann Deibele          $7,213.15 (Growth)              None                 None                  $12,750.00
                          $4,135.44 (Balanced)
                          $1,401.41 (Bond)

John W. Feldt             $7,213.15 (Growth)              None                 None                  $12,750.00
                          $4,135.44 (Balanced)
                          $1,401.41 (Bond)

Donald A. Nichols         $7,213.15 (Growth)              None                 None                  $12,750.00
                          $4,135.44 (Balanced)
                          $1,401.41 (Bond)
George H. Austin          $2,090.56 (Growth)              None                 None                   $3,250.00
                          $872.98 (Balanced)
                          $286.46 (Bond)

------------------------

(1) The Investment Company Complex consisted of three funds during fiscal year 2001. The Select Fund was added at the beginning of fiscal year 2002.

         For fiscal year 2002, those directors who are not affiliated with the Advisor will each receive $14,462.50 of total compensation from the four Thompson Plumb Funds, with each Fund paying a proportionate share of these fees based on the ratio of the Fund's total assets to the aggregate of the total assets of all four Thompson Plumb series.

DIRECTOR OWNERSHIP OF FUND SHARES

         The table below states the dollar range of shares of the Thompson Plumb Funds beneficially owned by each director of the Investment Company as of December 31, 2001:

                                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                             DOLLAR RANGE OF EQUITY                   SECURITIES IN ALL
               DIRECTOR                     SECURITIES IN EACH FUND               FUNDS OVERSEEN BY DIRECTOR
               --------                     -----------------------               --------------------------
George H. Austin                         Over $100,000     (Growth Fund)                  Over $100,000
                                         None              (Select Fund)
                                         Over $100,000     (Balanced Fund)
                                         Over $100,000     (Bond Fund)
Mary Ann Deibele                         Over $100,000     (Growth Fund)                  Over $100,000
                                         None              (Select Fund)
                                         Over $100,000     (Balanced Fund)
                                         None              (Bond Fund)
John W. Feldt                            $10,001 - $50,000 (Growth Fund)                $50,001 - $100,000
                                         None              (Select Fund)
                                         $10,001 - $50,000 (Balanced Fund)
                                         None              (Bond Fund)
Donald A. Nichols                        $50,001-$100,000  (Growth Fund)                $50,001 - $100,000
                                         None              (Select Fund)
                                         $10,001-$50,000   (Balanced Fund)
                                         None              (Bond Fund)
Thomas G. Plumb                          Over $100,000     (Growth Fund)                  Over $100,000
                                         Over $100,000     (Select Fund)
                                         Over $100,000     (Balanced Fund)
                                         None              (Bond Fund)
John W. Thompson                         Over $100,000     (Growth Fund)                  Over $100,000
                                         Over $100,000     (Select Fund)
                                         None              (Balanced Fund)
                                         None              (Bond Fund)

         As of December 31, 2001, the Investment Company's Directors and officers as a group owned 89,115 shares (1.20% of the outstanding shares) of the Growth Fund, 71,862 shares (10.85% of the outstanding shares) of the Select Fund, 104,681 shares (2.08% of the outstanding shares) of the Balanced Fund, and 15,441 shares (0.56% of the outstanding shares) of the Bond Fund.

  MATERIAL TRANSACTIONS WITH INDEPENDENT DIRECTORS

         No director who is not an interested person of the Investment Company, or his or her immediate family members, owned beneficially or of record, as of December 31, 2001, any securities of the Advisor or any person directly or indirectly controlling, controlled by, or under common control with the Advisor.

         No director who is not an interested person of the Investment Company, or an immediate family member of such director, has had, during the two most recently completed calendar years, a direct or indirect interest in the Advisor or in any person directly or indirectly controlling, controlled by or under common control with the Advisor which exceeds $60,000. In addition, no director who is not an interested person of the Investment Company, or any immediate family members of such director, has had, during the two most recently completed calendar years, a direct or indirect material interest in any transaction or series of similar transactions in which the amount involved exceeds $60,000 and to which one of the parties was the Investment Company; an officer of the Investment Company; an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act); an officer of an investment company (or an entity that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the 1940 Act) having the same investment adviser as the Investment Company or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor; the Advisor; an officer of the Advisor; or a person directly or indirectly controlling, controlled by or under common control with the Advisor or an officer of any such "control" person. No director who is not an interested person of the Investment Company, or immediate family member, or such a director, has had, in the two most recently completed calendar years, a direct or indirect relationship, in which the amount involved exceeds $60,000, with any of the persons described above in this paragraph and which include payments for property or services to or from any of those persons; provision of legal services to any person specified above in this paragraph; provision of investment banking services to any person specified above in this paragraph, other than a participating underwriter in a syndicate; or any consulting or other relationship that is substantially similar in nature and scope to the relationships detailed herein.

  CODE OF ETHICS

         The Investment Company and the Advisor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act designed to ensure, among other things, that the interests of Fund shareholders take precedence over personal interest of their respective directors, officers and employees. Under the code of ethics, personal investment activities are subject to limitations designed to avoid both actual and perceived conflicts of interest with the investment activities of the Funds. The code permits personnel of the Investment Company and the Advisor to invest in securities including securities that may be purchased or held by the Funds, subject to certain exceptions and pre-clearance procedures.

                   ADVISORY, ADMINISTRATIVE AND OTHER SERVICES

         Thompson, Plumb & Associates, Inc. acts as the investment advisor and administrator for each of the Funds pursuant to an Advisory Agreement. John W. Thompson and Thomas G. Plumb each own 50% of the outstanding shares of the Advisor. The Advisor manages the investment and reinvestment of the Fund's provides the Funds with personnel, facilities and administrative services, and supervises the Fund's daily affairs, all subject to the supervision of the Board of Directors of the Investment Company. The Advisor formulates and implements a continuous investment program for each Fund consistent with its investment objective, policy and restrictions.

         The administrative obligations of the Advisor include: (a) providing supervision of all aspects of each Fund's non-investment operations, such as custody of the Fund's assets, shareholder servicing and legal and audit services (the parties giving due recognition to the fact that certain of such operations are performed by others pursuant to the Funds' agreements with their custodian and shareholder servicing agent), (b) providing each Fund, to the extent not provided pursuant to such agreements or the agreement with the Funds' accounting services agent, with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund, such as preparing budgets, supplying information for the Prospectus, this Statement of Additional Information and various reports, and handling meetings of shareholders, (c) arranging, to the extent not provided pursuant to such agreements, for the preparation of each Fund's tax returns, reports to shareholders, periodic updating of the Prospectus and this Statement of Additional Information, and reports filed with the SEC and other regulatory authorities, all at the expense of the Fund, (d) providing each Fund, to the extent not provided pursuant to such agreements, with adequate office space and certain related office equipment and services in Madison, Wisconsin, and (e) maintaining all of the records of each Fund other than those maintained pursuant to such agreements.

         The Advisory Agreement pursuant to which the Advisor is retained by the Funds provides for compensation to the Advisor (computed daily and paid monthly) at the following annual rates: for each of the Growth and Select Funds - 1.00% of the first $50 million of average daily net assets, and 0.90% of average daily net assets in excess of $50 million; for the Balanced Fund - 0.85% of the first $50 million of average daily net assets, and 0.80% of average daily net assets in excess of $50 million; and for the Bond Fund - 0.65% of the first $50 million of average daily net assets, and 0.60% of average daily net assets in excess of $50 million.

         For the fiscal years ended November 30, 2001, 2000 and 1999, in return for serving as the Funds' investment advisor and administrator, the Advisor earned fees of $1,269,652, $704,176 and $709,735, respectively, for the Growth Fund; $565,754, $494,696 and $431,433, respectively, for the Balanced Fund; and $149,216, $133,609 and $173,621, respectively, for the Bond Fund. The Advisor did not earn any such fees for the Select Fund during those periods because the Select Fund did not commence operations until December 1, 2001.

         The Advisory Agreement provides that the Advisor may render similar services to others so long as its services under the Agreement are not impaired thereby. The Advisory Agreement also provides that the Funds will indemnify the Advisor against certain liabilities, including liabilities under the federal securities laws, or, in lieu thereof, contribute to resulting losses. The Advisory Agreement further provides that, subject to Section 36 of the 1940 Act, the Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates, except liability to a Fund or its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

         The Advisory Agreement between the Advisor and the Funds was approved pursuant to the vote of a majority of the outstanding shares (as defined in the 1940 Act) of the Balanced Fund on March 9, 1988, of the Bond and Growth Funds on December 22, 1992 and of the Select Fund on November 30, 2001. The Advisory Agreement will continue from year to year with respect to each Fund provided such continuance is specifically approved at least annually, (a) by the vote of the outstanding shares of the Fund or by the Directors of the Funds, and (b) by the vote of a majority of the Directors of the Funds who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in the 1940
Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically if assigned (as defined in the 1940 Act) and is terminable at any time without penalty by the Directors of the Funds or, with respect to any Fund, by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) on 60 days' written notice to the Advisor and by the Advisor on 60 days' written notice to the Funds.

         The Board of Directors, including a majority of directors who are not "interested persons" (as defined in the 1940 Act) of the Funds or the Advisor, approved the annual continuation of the Advisory Agreement for the Growth, Balanced and Bond Funds on October 18, 2001. The Board considered the services provided to the Funds by the Advisor; the Advisor's qualifications and experience; the management fees and expense ratios of the Funds and in relation to those of comparable mutual funds; the performance of the Funds in general and in comparison to other investment companies with similar investment objectives over comparable periods; the extent of profits derived by the Advisor under the Advisory Agreement and the possible benefits to the Advisor apart from the cash compensation received; and the availability, cost and value of alternative sources of such sources. The Board received a report from Lipper Inc. ranking the performance of the Funds and their management fees, total expenses, brokerage commissions and portfolio turnover against other comparable funds.

         The Board considered that the Advisor provides both investment management and administrative services under the Advisory Agreement and has done so since the Funds' inception dates, and that the Advisor's staff of analysts, portfolio managers and accounting, administrative and client services personnel is adequate and qualified to provide the functions required under the Advisory Agreement. The Board also considered that the Advisor's fees from the Funds account for less than 25% of the Advisor's overall revenues, that the Advisor has reimbursed the Funds to keep their expense ratios competitive, and that the Advisor absorbs all distribution, marketing and advertising expenses for the Funds.

         Regarding approval of the continuation of the Advisory Agreement for the Growth Fund, the Board specifically considered the facts that contractual and actual fees paid to the Advisor are slightly higher than the median of comparable funds, that the Fund's expense ratio has declined over the past five years primarily because the Fund has grown in size, and that the Fund's performance has been significantly better (with lower volatility) than its peers over the past five years. The Growth Fund ranked in the first quintile for performance (annualized total return) against all multi-cap core funds with average net assets ranging from $20 million to $200 million for each of the one-, two-, three-, four- and five-year periods ended June 30, 2001. Moreover, the Growth Fund achieved a Morningstar five-star ranking and ranked first in its Lipper category during the 12 months ended September 30, 2001. The Board concluded that the strong performance of the Growth Fund outweighed the fact that the Growth Fund's management fees and total expenses are higher than those of comparable funds, and justified continuation of the Advisory Agreement.

         Regarding initial approval of the Advisory Agreement for the Select Fund, the Board specifically considered the qualifications of the Advisor's portfolio managers who will be making investment decisions for the Fund, the fact that the contractual fees payable to the Advisor are consistent with those paid by the Growth Fund and other comparable funds, and the Advisor's binding commitment to waive fees and/or reimburse expenses so that the Fund's expense ratio does not exceed 1.30%.

         Regarding approval of the continuation of the Advisory Agreement for the Balanced Fund, the Board specifically considered the facts that the contractual and actual fees paid to the Adviser are slightly higher than the median of comparable funds, that the Fund's expense ratio has declined significantly over the past five years and is close to the median of comparable funds, and that the Fund's performance has been better than its peers. The Balanced Fund ranked in the first quintile for performance (annualized total return) against all other balanced funds with average net assets of $200 million or less for each of the one-, two-, three-, four- and five-year periods ended June 30, 2001. Moreover, the Balanced Fund's annualized total return for the 12 months ended September 30, 2001 ranked in the top 8% of all funds in the Lipper category and on a three-year, five-year and ten-year basis ranked in the top 2%, 3% and 6%, respectively. The Board concluded that the strong performance of the Balanced Fund outweighed the fact that its management fees and total expenses are higher than those of comparable funds, and justified continuation of the Advisory Agreement.

         Regarding approval of the continuation of the Advisory Agreement for the Bond Fund, the Board specifically considered the facts that the contractual and actual fees paid to the Advisor are higher than the median of comparable funds, that the Fund's expense ratio has declined significantly over the past five years but still remains higher than the median expense ratio of comparable funds, that the Fund's portfolio turnover rate is significantly lower than the median of comparable funds and that the Fund's performance has lagged behind its peers although it has shown improvement. The Board also considered the lack of viable alternative sources of advisory and administrative services to the Bond Fund given its relatively small size. The Board concluded that recent improvements in the Bond Fund's performance and the Advisor's continued commitment to waive fees and/or reimburse expenses so that the Bond Fund's expense ratio does not exceed 0.95% justified continuation of the Advisory Agreement.

         The Advisory Agreement with the Funds may enable the Advisor to receive research and related services and equipment from certain broker-dealers in exchange for allocating the Funds' securities transactions to them.

  ACCOUNTING SERVICES AGENT

         Under its Accounting Services Agreement with the Funds, the Advisor maintains and keeps current certain accounts and financial records of each Fund, prepares the financial statements of each Fund as required by the 1940 Act and calculates the net asset value per share of each Fund on a daily basis.

         For the fiscal years ended November 30, 2001, 2000, and 1999, the Advisor earned fees for the services it provided to, and the expenses it assumed for, the Funds under the Accounting Services Agreement in the amounts of $123,091, $110,271 and $114,130, respectively, for the Growth Fund; $82,594,
$93,293 and $86,029, respectively, for the Balanced Fund; and $34,435, $39,935 and $53,335, respectively, for the Bond Fund.

  EXPENSES

         The Funds are responsible for the payment of their own expenses. Such expenses include, without limitation: the fees payable to the Advisor; the fees and expenses of the Funds' custodian and transfer and dividend disbursing agent; the cost of stock certificates; association membership dues; any portfolio losses; filing fees for the registration or qualification of Fund shares under federal or state securities laws; expenses of the organization of the Funds; taxes; interest; costs of liability insurance, fidelity bonds, indemnification or contribution; any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Funds for violation of any law; legal and auditing fees and expenses; expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices and the printing and distributing of the same to the Funds' existing shareholders and regulatory authorities; compensation and expenses of the Funds' Directors; and extraordinary expenses incurred by the Funds. The Advisor will bear the expense of printing and distributing prospectuses to prospective shareholders.

         The Advisor has agreed to reimburse each of the Select and Bond Funds for all expenses such Fund incurs from April 1, 2002 through March 31, 2003 in excess of 1.30% and 0.95%, respectively, of its average daily net assets.

  TRANSFER AND DIVIDEND DISBURSING AGENT

         U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Floor, P.O. Box 701, Milwaukee, Wisconsin 53201, is the transfer and dividend disbursing agent for the Funds.

  CUSTODIAN

         U.S. Bank, National Association, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, is the custodian of the Funds' portfolio securities and cash.

  COUNSEL AND INDEPENDENT ACCOUNTANTS

         Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, serves as general counsel to the Funds.

         PricewaterhouseCoopers LLP, independent accountants, 650 Third Avenue South, Suite 1300, Minneapolis, Minnesota 55402, serves as independent accountants for the Funds.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         The Advisor is responsible for decisions to buy and sell securities for each Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, where applicable. Purchases and sales of securities on a national securities exchange are effected through brokers who charge a negotiated commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Advisor to seek the best net price and the most favorable execution in light of the overall quality of brokerage and research services provided. In addition, the Advisor may place orders for portfolio transactions with brokers who recommend the purchase of shares of the Funds to clients if the Advisor believes that such brokers' commissions or dealer spreads, quality of execution and the overall quality of brokerage and research services are comparable to those of other brokers. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best net price and the most favorable execution involves a number of largely judgmental considerations. Among these are the Advisor's evaluation of the broker's efficiency in executing and clearing transactions and the broker's financial strength and stability. The best net price takes into account the brokerage commission or dealer spread involved in purchasing the securities. Transactions in the securities of small companies may involve specialized services on the part of the broker and thereby entail higher commissions or spreads than would be paid in transactions involving more widely traded securities.

         In selecting brokers to effect portfolio transactions for the Funds, the Advisor also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, access to computerized data bases and the software for analyzing such data bases, and the availability of the brokerage firm's analysts for consultation. Where computer software serves other functions than assisting the Advisor in the investment decision-making process (e.g., recordkeeping), the Advisor makes a reasonable allocation of the cost of the software to such other functions and bears such part of the cost itself. While the Advisor believes such information and services have substantial value, the Advisor considers them supplemental to its own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Advisor may benefit from the availability of these services to the Advisor, and the Funds may benefit from services available to the Advisor as a result of transactions for other clients. The Advisory Agreement provides that the Advisor, in placing orders for portfolio securities, is entitled to rely upon Section 28(e) of the Securities Exchange Act of 1934. Such section generally permits the Advisor to cause the Funds to pay a broker or dealer, who provides brokerage and research services to the Advisor, an amount of commission for effecting a securities transaction in excess of the amount another broker or dealer would have charged for effecting the transaction; provided the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker or dealer viewed in terms of either the particular transaction or the Advisor's overall responsibilities with respect to the Funds and the other accounts as to which the Advisor exercises investment discretion.

         The Advisor may direct portfolio transactions for the Funds to Fidelity Capital Markets (FCM) under an agreement in which a portion of the commissions paid to FCM by a Fund are returned to that Fund and used to pay that Fund's expenses. The allocation of transactions to FCM will be made only if it is consistent with "best execution."

         On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as the Advisor's other customers (including any other fund or other investment company or advisory account for which the Advisor acts as investment advisor), the Advisory Agreement provides that the Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund.

         During the fiscal year ended November 30, 2001, the Growth Fund and Balanced Fund paid brokerage commissions aggregating $579,154 and $146,518, respectively, in connection with their portfolio transactions. The entire amount of such commissions was paid to brokers or dealers who provided research services to the Advisor in transactions amounting to $278,075,852 and $68,051,935, respectively, other than brokerage commissions of $4,800 paid to brokers or dealers by the Growth Fund for executing transactions totaling $3,449,467. The Bond Fund paid no brokerage commissions during the fiscal year ended November 30, 2001.

         During the fiscal years ended November 30, 2000 and 1999, the Funds paid brokerage commissions in connection with their portfolio transactions aggregating $124,215 and $151,556, respectively, for the Growth Fund; $87,339 and $72,724, respectively, for the Balanced Fund; and $2,174 and $5,781, respectively, for the Bond Fund.

                                PERFORMANCE DATA

  GENERAL

         From time to time the Funds may advertise yield and total return for various periods of investment. Such information will always include uniform performance calculations based on standardized methods established by the Securities and Exchange Commission, and may also include other total return information. Yield is based on historical earnings and total return is based on historical calculated earnings; neither is intended to indicate future performance. Performance information should be considered in light of the particular Fund's investment objectives and policies, characteristics and quality of its portfolio securities in the market conditions during the applicable period, and should not be considered as a representation of what may be achieved in the future. Investors should consider these factors, in addition to differences in the methods used in calculating performance information, when comparing a particular Fund's performance to the performance data established for alternative investments.

  AVERAGE ANNUAL TOTAL RETURN

         A Fund's standardized annual total return is computed by finding the average annual compounded rates of return over the one-, five- and ten-year periods (or for the periods the Fund has been in operation) that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                  P(1+T)(n)=ERV

         WHERE:

         T =               average annual total return;
         n =               number of years and portion of a year;
         ERV =             ending redeemable value (of the hypothetical $1,000
                           payment) at the end of the 1, 5 and 10-year periods,
                           or fractional portion thereof, after deduction of all
                           non-recurring charges to be deducted, assuming
                           redemption at the end of the period; and
         P =               $1,000 (the hypothetical initial payment).

         The average annual total returns for the Funds for the one-, five- and ten-year periods, or, if less, from commencement of operations through November 30, 2001, are as follows:

                                                                                       10 YEARS, OR, IF LESS,
                                                                                          FROM COMMENCEMENT
                                            1 YEAR                5 YEARS                   OF OPERATIONS
                                            ------                -------                   -------------
Growth Fund (2/10/92)                       20.73%                 18.92%                      16.23%
Balanced Fund                               10.75%                 13.24%                      12.71%
Bond Fund (2/10/92)                         13.20%                 6.03%                        5.97%

         AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

         A Fund's average annual total return after taxes on distributions is calculated by finding the average annual compounded rates of return over the one-, five-, and ten-year periods (or for the periods the Fund has been in operation) ended on the date of the respective Fund's balance sheet that would equate the initial amount invested to the ending value, according to the following formula:

                               P(1+T)(n) = ATV(D)
         Where:

         P =               a hypothetical initial payment of $1,000.
         T =               average annual total return (after taxes on
                           distributions).
         n =               number of years.
         ATV(D) =          ending value of a hypothetical $1,000 payment made at
                           the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.

         The average annual total returns after taxes on distribution for the Funds for the one -, five- and ten-year periods, or, if less, from commencement of operations through November 30, 2001 are as follows:

                                                                                                 10 YEARS, OR,
                                                                                                 IF LESS, FROM
                                                                                                 COMMENCEMENT
FUND                                              1 YEAR                   5 YEARS               OF OPERATIONS
----                                              ------                   -------               -------------
Growth Fund (2/10/92)                             14.23%                   15.65%                   14.21%
Balanced Fund                                      7.72%                   10.39%                   10.01%
Bond Fund (2/10/92)                               10.74%                    3.72%                    3.90%

    AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

         A Fund's average annual total return after taxes on distributions and redemption is calculated by finding the average annual compounded rates of return over the one-, five- and ten-year periods (or for the periods the Fund has been in operation) that would equate the initial amount invested to the ending value, according to the following formula:

                              P(1 + T)(n) = ATV(DR)

         Where:

         P =               a hypothetical initial payment of $1,000.
         T =               average annual total return (after taxes on
                           distributions and redemption).
         n =               number of years.
         ATV(DR) =         ending value of a hypothetical $1,000 payment made at
                           the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         The taxes due are computed using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Please note that the required tax rates may vary over the measurement period. Potential state and local tax liabilities other than federal tax liabilities are not included in these figures. In addition, these numbers do not include the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

         The average annual total returns after taxes on distributions and redemption for the Funds for the one-, five- and ten-year periods, or, if less, from commencement of operations through November 30, 2001 are as follows:

                                                                                                 10 YEARS, OR,
                                                                                                 IF LESS, FROM
                                                                                                 COMMENCEMENT
FUND                                              1 YEAR                   5 YEARS               OF OPERATIONS
----                                              ------                   -------               -------------
Growth Fund (2/10/92)                             14.20%                   14.27%                   13.04%
Balanced Fund                                      8.42%                    9.83%                    9.47%
Bond Fund (2/10/92)                                7.94%                    3.66%                    3.77%

  CURRENT YIELD

         Current yield quotations for the Funds are based on a 30-day (or one-month) period, and are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                            Yield=2[(a-b + 1)(6)-1]
                                     ---
                                     cd

         WHERE:

         a        =        dividends and interest earned during the period;
         b        =        expenses accrued for the period (net of
                           reimbursements);
         c        =        the average daily number of shares outstanding during
                           the period that were entitled to receive dividends;
                           and
         d        =        the maximum offering price per share on the last day
                           of the period.

         For purposes of this calculation, income earned on debt obligations is determined by applying a calculated yield-to-maturity percentage to the obligations held during the period. Interest earned on mortgage backed securities will be calculated using the coupon rate and principal amount after adjustment for a monthly paydown. Income earned on equity securities is determined by using the stated annual dividend rate applied over the performance period. Because the investment objectives of the Growth and Balanced Funds do not relate solely to current income, these Funds will not typically advertise yield.

         The yield for the Bond Fund for the 30-day period ended November 30, 2001 was 3.94%. When advertising yield, the Bond Fund will not advertise a one-month or a 30-day period which ends more than 45 days before the date on which the advertisement is published.

         The performance data for the Funds is based on historical results and is not intended to indicate future performance. Each Fund's total return will vary based on market conditions, Fund expenses, portfolio investments and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption.

  OTHER PERFORMANCE INFORMATION

         Each Fund may from time to time advertise its comparative performance as measured by various independent sources, including, without limitation, Lipper Inc., Barron's, The Wall Street Journal, The New York Times, U.S.A. Today, Weisenberger Investment Companies Service, Consumer Reports, Time, Newsweek, U.S. News and World Report, Business Week, Financial World, U.S. News and World Reports, Milwaukee Journal Sentinel, Wisconsin State Journal, Forbes, Fortune, Money, Morningstar Publications, Standard & Poors/Lipper Mutual Fund Profiles and The Individual Investor's Guide to No-Load Mutual Funds. A Fund may also note its mention in, or inclusion in lists or rankings prepared or published by, such independent sources and other newspapers, magazines and media from time to time. However, the investment company assumes no responsibility for the accuracy of such information. In addition, each Fund may from time to time advertise its performance relative to certain other mutual funds or groups of funds, indices and benchmark investments, including, without limitation, the Value Line Index, Lipper Multi-Cap Core Equity Funds Average, Lipper Capital Appreciation Fund Average, Lipper Growth Funds Average, Lipper General Equity Funds Average, Lipper Equity Funds Average, Morningstar Growth Average, Morningstar Equity Fund Average, Morningstar Hybrid Average, Morningstar All Equity Funds Average, Lipper Balanced Funds Index, Lipper Balanced Funds Average, Morningstar General Equity Average, Dow Jones Industrial Average, New York Stock Exchange Composite Index, American Stock Exchange Composite Index, Standard & Poor's 500 Stock Index, Russell 2000 Small Stock Index, Russell Mid-Cap Stock Index, Russell 2500 Index, Standard & Poor's 400 Industrials, Standard & Poor's 100, Wilshire 5000, Wilshire 4500, Wilshire 4000, Lehman Brothers Intermediate Government/Credit Bond Index, Nasdaq Industrials, Nasdaq-OTC Price Index and Consumer Price Index.

         Each Fund may advertise its rankings as published by Lipper in its categories or sub-categories, as well as its rating by Morningstar, Inc. The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper and Morningstar. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk (which is a function of the Fund's monthly returns less the three-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, then next 35% labeled three star, the next 22.5% labeled two star and bottom 10% rated one star. A high rating reflects either above-average returns or below-average risks, or both.

                                      TAXES

         Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986 (the "Code"), and to take all other action required so that no federal income tax will be payable by the Fund itself. In order to qualify as a regulated investment company, each Fund must satisfy a number of requirements. If a Fund were to fail to qualify as a regulated investment company under the Code, it would be treated as a regular corporation whose net taxable income (including taxable dividends and net capital gains) would be subject to income tax at the corporate level, and distributions to shareholders would be subject to a second tax at the shareholder level.

         The dividends received deduction available to a corporate shareholder with respect to certain ordinary income distributions from a Fund may be reduced below 70% if the shareholder has incurred any indebtedness directly attributable to its investment in Fund shares.

         Any ordinary income or capital gain distribution will reduce the net asset value of Fund shares by the amount of the distribution. Although such a distribution thus resembles a return of capital if received shortly after the purchase of shares, it generally will be taxable to shareholders.

         All or part of any loss that a shareholder realizes on a redemption of shares will be disallowed if the shareholder purchases other shares of the same Fund (including by the automatic reinvestment of Fund distributions in additional Fund shares) within 30 days before or after the redemption.

         Each Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain requirements with respect to distributions of net ordinary income and capital gain net income. It is anticipated that this provision will not materially affect the Funds or their shareholders. Dividends declared in October, November or December to shareholders on a date in any such month and paid during January of the following year will be treated as received by the shareholders on December 31 of the year declared.

         Dividends and other distributions paid to individuals and other non-exempt persons are subject to a 31% backup federal withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to such backup withholding or if a Fund is notified that the shareholder has under reported income in the past. In addition, such backup withholding tax will apply to the proceeds of redemption or repurchase of shares from a shareholder account for which the correct taxpayer identification number has not been furnished. For most individual taxpayers, the taxpayer identification number is the social security number. A shareholder may furnish the Transfer Agent with such number and the required certifications by completing and sending the Transfer Agent either the account application form accompanying the Prospectus or an IRS Form W-9.

         The foregoing discussion of tax consequences is based on federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

                       CAPITAL STOCK AND OTHER SECURITIES

  GENERAL

         The authorized capital stock of the Investment Company consists of 100 million shares of Common Stock, $.001 par value per share. The shares of Common Stock are presently divided into four series: the Growth Fund, consisting of 40 million authorized shares; the Select Fund, consisting of 20 million authorized shares; the Balanced Fund, consisting of 20 million authorized shares; and the Bond Fund, consisting of 10 million authorized shares. The Board of Directors may authorize the issuance of additional series of Common Stock (funds) and may increase or decrease the number of shares in each series.

         Each share of Common Stock has one vote and, when issued and paid for in accordance with the terms of the Prospectus, will be fully paid and nonassessable, except that shareholders are subject to personal liability under
Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as judicially interpreted, for debts owing to employees of the Funds for services performed, but not exceeding six months' service in any one case. The Funds currently have no employees and do not intend to have employees in the future. Shares of Common Stock are redeemable at net asset value, at the option of the shareholder. Shares of Common Stock have no preemptive, subscription, conversion or accumulative voting rights and are freely transferable. Shares of Common Stock can be issued as full shares or fractions of shares. If a fraction of share has the same kind of rights and privileges as a full share.

         Shareholders have the right to vote on the election of the directors at each meeting of shareholders at which directors are to be elected and on other matters as provided by law or the Investment Company's Articles of Incorporation or Bylaws. Shareholders of each Fund vote together to elect a single Board of Directors of the Investment Company and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one Fund, only the shareholders of that Fund are entitled to vote. On matters relating to all Funds, but affecting individual Funds differently (such as a new Advisory Agreement), separate votes by shareholders of each Fund are required. The Investment Company's Articles of Incorporation do not require the holding of annual meetings of shareholders. However, special meetings of shareholders may be called (and, at the request of shareholders holding 10% or more of the Funds' outstanding shares must be called) for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

  CONTROL PERSONS AND PRINCIPAL HOLDERS OF FUND SHARES

         The following table sets forth the names, addresses and percentage ownership of each person who owns of record or is known to management to own beneficially 5% or more of a Fund's outstanding shares as of December 31, 2001. Other than those named below, no person controls any Fund.

RECORD OR BENEFICIAL OWNER                                                        PERCENTAGE OWNERSHIP
--------------------------                                                        --------------------
GROWTH FUND:

         Charles Schwab (record)                                                  30.30%
         101 Montgomery Street
         San Francisco, CA  94104-4122

         All officers and directors of the                                        1.20%
         Investment Company as a group

SELECT FUND:

         Fifth Third Bank (record)                                                11.19%
         P.O. Box 630074
         Cincinnati, OH  45263-0074

         Frederick Brightbill (beneficial)                                        7.46%
         3554 Bishops Way
         Middleton, WI  53562-2367

         George Steinmetz (beneficial)                                            7.46%
         c/o Fifth Third Bank
         P.O. Box 630074
         Cincinnati, OH  45263-0074

         Mitra & Co. (record)                                                     6.91%
         c/o Marshall & Ilsley
         1000 N. Water Street
         Milwaukee, WI  53202-6648

         All officers and directors of the                                        10.85%
         Investment Company as a group

BALANCED FUND:

         Charles Schwab (record)                                                  13.76%
         101 Montgomery Street
         San Francisco, CA 94104-4122

         All officers and directors of the                                        2.08%
         Investment Company as a group

RECORD OR BENEFICIAL OWNER                                                        PERCENTAGE OWNERSHIP
--------------------------                                                        --------------------
BOND FUND:

         Fifth Third Bank (record)                                                27.14%
         P.O. Box 630074
         Cincinnati, OH  45263-0074

         CAPINCO (record)                                                         23.65%
         c/o U.S. Bank, National Association
         P.O. Box 1787
         Milwaukee, WI  53201-1787

         Owen Ayres Profit Sharing Plan (beneficial)                              13.41%
         c/o U.S. Bank, National Association
         P.O. Box 1787
         Milwaukee, WI  53201-1787

         Charles Schwab (record)                                                  9.98%
         101 Montgomery Street
         San Francisco, CA   94104-4122

         UW Platteville Foundation (beneficial)                                   9.39%
         c/o U.S. Bank, National Association
         P.O. Box 1787
         Milwaukee, WI  53201-1787

         UW Eau Claire Foundation (beneficial)                                    8.22%
         c/o Fifth Third Bank
         P.O. Box 630074
         Cincinnati, OH  45263-0074

         Strand Associates Profit Sharing (beneficial)                            7.37%
         c/o Fifth Third Bank
         P.O. Box 630074
         Cincinnati, OH  45263-0074

         Southwest Health Center (beneficial)                                     6.07%
         c/o Fifth Third Bank
         P.O. Box 630074
         Cincinnati, OH  45263-0074


         All officers and directors of the                                        0.56%
         Investment Company as a group

                              FINANCIAL STATEMENTS

         The financial statements and related report of PricewaterhouseCoopers LLP, independent accountants, contained in the Annual Report to Shareholders for the fiscal year ended November 30, 2001 are incorporated by reference herein. A copy of the Annual Report to Shareholders may be obtained without charge by writing to Thompson, Plumb & Associates, Inc., 1200 John Q. Hammons Drive, Madison, Wisconsin 53717 or by calling Thompson, Plumb & Associates, Inc. at
(608) 831-1300 or 1-800-999-0887.